UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23815

Calamos Aksia Alternative Credit and Income Fund

(Exact name of Registrant as specified in charter)

2020 Calamos Court, Naperville, Illinois 60563-2787

(Address of principal executive offices) (zip code)

Stephen Atkins, Treasurer

Calamos Advisors, LLC

2020 Calamos Court

Naperville, Illinois 60563-2787

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)
Copy to:

Erik D. Ojala

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

Maya Fishman, Esq.

Aksia LLC

599 Lexington Avenue, 37th Floor

New York, NY 10022

Joshua B. Deringer, Esq.

Joshua M. Lindauer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (630) 245-7200

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2025 through March 31, 2026

ITEM 1(a). REPORT TO SHAREHOLDERS.

Calamos Aksia Alternative
Credit and Income Fund

ANNUAL REPORT MARCH 31, 2026

JOHN KOUDOUNIS

President and Chief Executive Officer,
Calamos Investments

Chairman, Calamos Aksia Funds

Dear Fellow Shareholder:

Calamos and Aksia: A Powerful, Proven Partnership

Since the founding of Calamos in the 1970s, we’ve harnessed alternatives seeking to generate alpha and income while managing risk—a discipline that led us to partner with Aksia LLC, a global leader in alternative investments, to launch three innovative funds.

Aksia’s private credit expertise complemented our risk-managed investment philosophy, and together we believed we could deliver a differentiated, resilient private credit solution for investors through Calamos Aksia Alternative Credit and Income Fund (CAPIX). While several competitive funds faltered this past year, CAPIX’s flexible opportunity set, spanning the global private credit universe, continued to provide investors an attractive yield and lower correlation to traditional bond and equity assets.

Similarly, our Calamos Aksia Private Equity and Alternatives Fund (CAPVX) generated alpha by targeting small and mid-market companies through co-investments and smaller, specialized secondaries.

The Calamos Aksia Hedged Strategies Fund (HEDGX) brings together Aksia’s hedge fund expertise and our strength in managing liquid alternatives. The Fund seeks low beta through a curated portfolio of hedge funds designed to perform across different market environments. Despite a turbulent year, the Fund provided investors capital appreciation while maintaining low sensitivity to equity market volatility.

Looking ahead, macro volatility and elevated dispersion should serve as tailwinds for all the funds—rewarding the disciplined, selective approach that defines our partnership.

In less than three years, CAPIX has surpassed $1.2 billion in AUM, CAPVX $352 million, and our newest offering HEDGX is gaining momentum—milestones that reflect the trust you have placed in us. Everyone at Calamos and Aksia remains committed to earning your confidence and helping you achieve your long-term goals.

Sincerely,

John Koudounis

President and Chief Executive Officer, Calamos Investments
Chairman, Calamos Aksia Funds

Introducing an all-weather private credit approach

Calamos Advisors LLC, a leader in liquid alternatives, and Aksia LLC, a global leader in private credit, have joined forces to offer Calamos Aksia Alternative Credit and Income Fund — an institutional-style private credit solution that seeks to address the challenges of interest rates, inflation, market volatility, economic uncertainty and the search for income.

Pursuing a unique opportunity in private credit

Institutional Access: Taps into the growing private credit asset class, leveraging Aksia LLC’s global relationships, leading sourcing partners and potential deal flow

Broad Private Credit Exposure: Seeks to invest in the full spectrum of global private credit, beyond just direct lending and traded credit

Interval Fund Convenience: Encompasses point-and-click daily subscriptions, no accredited investor requirement and monthly distributions with reporting on Form 1099-DIV

Liquidity Management Capabilities: Actively manages liquidity with the aim of generating yield while prepositioning for 5% quarterly repurchase needs

Enhanced Income: Targets attractive yield and lower correlation; supported by diverse return drivers and collateral exposures

Favorable Time to Invest: Offers a clean portfolio to capitalize on market paradigm shifts, reduced liquidity for borrowers and persistent demand for capital

The opinions referenced are as of the date of the publication, are subject to change due to changes in the market or economic conditions, and may not necessarily come to pass. The information contained herein is for informational purposes only and should not be considered investment advice. See Fund Prospectus for detailed information.

Investment Team Discussion (Unaudited)

Fund Commentary

The Calamos Aksia Alternative Credit and Income Fund (CAPIX) demonstrated strong performance in the fiscal year ending March 31, 2026, delivering a 9.15% (Class I Shares at net asset value) net return over the trailing one-year period and a 10.94% net annualized return since the Fund’s inception on June 8, 2023. The Fund outpaced the Morningstar LSTA US Leveraged Loan Index by 4.34% over the trailing one-year period.

We believe the Fund’s model of accessing direct private credit loans through a combination of sourcing partners, private equity sponsor direct origination, and private credit secondary markets continues to serve as an effective, diversified engine for deal flow. CAPIX’s outperformance relative to its index was largely attributed to its broad opportunity set and flexible allocation strategy, which extends well beyond traditional direct lending. The Fund’s ability to diversify into less crowded, complementary sectors of private credit including specialty finance, real estate debt, infrastructure lending, and real assets credit proved instrumental in delivering outperformance over the period.

Market Commentary

We believe the private credit market is undergoing a meaningful transition as media headlines around potential software disruption have led to a wave of outflows from registered evergreen funds. This serves as another reminder as to why we do not believe private credit is a “beta” play. A high concentration within any one industry (e.g., software) can lead to unintended adverse consequences. Overall, we believe CAPIX is coming into this transitional period from a position of strength with a newer vintage portfolio, limited software exposure (<11%), low leverage (12% debt to equity), and over $85 million in net flows through the first quarter of 2026.

More specifically, we believe the market environment is shifting from a period of excess liquidity and broadly uniform returns to one increasingly characterized by credit dispersion, selectivity and underwriting discipline. In our view, relative value and not broad market exposure will be the primary driver of returns looking forward. For investors, we believe this shift is constructive, particularly for those positioned alongside managers with a broad and flexible opportunity set.

Syndicated markets are showing signs of weakness with hung deals re-emerging and the retail-oriented fund outflows continuing to pressure market technicals. We expect these dynamics, if sustained, should reduce competitive pressures for private lenders, translating into wider spreads, improved documentation, and lower leverage levels. Early signs of repricing are already evident in new deal activity, with some lenders adjusting spreads by as much as 50–100 basis points, though approaches vary across the market.

Private credit portfolio performance remains broadly stable despite headlines. Stress remains concentrated in pre‑2022 vintage capital structures, particularly those originated at the 2021 peak, as well as credits facing company-specific headwinds. We are closely monitoring the increasing use of payment-in-kind (“PIK”) structures, which often serve as an early warning signal, as well as misaligned sponsors with limited remaining cash equity at stake. Despite elevated stress in certain pockets, loss

Investment Team Discussion (Unaudited)

rates across most of the private credit market remain low. We believe risks are becoming more idiosyncratic rather than systemic, most notably in software, again more so in pre‑2023 originations, and other cyclical sectors.

Taken together, we believe the sharp shift in investor sentiment is setting the stage for a more lender-friendly environment. Funds that are over-levered, concentrated, or undercapitalized are already being forced to pull back, and we expect attractive total return opportunities to emerge across both new issues and secondary markets as a result.

Deal Origination and Review Stats

Since the inception of CAPIX in June 2023, Aksia has reviewed over $89 billion of private credit investments from more than 385 sourcing partners. As of March 31, 2026, CAPIX has invested in 176 investments, maintaining a balance between the direct lending sector (approximately 53%) and five complementary private credit sectors within the opportunity set. The private credit portfolio is comprised primarily of floating rate loans with an average spread over 6%, while being defensively positioned with an average Loan-to-Value (LTV) of 46% and 89% first lien exposure.

We greatly appreciate the support that we’ve received from our investors and their interest in our approach. We look forward to an exciting and dynamic year ahead for the private credit markets.

Sincerely,

Calamos and Aksia

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Additional Information About the Fund (Unaudited)

Calamos Aksia Alternative Credit and Income Fund

GROWTH OF $1,000,000: FOR THE PERIOD SINCE INCEPTION 6/08/23 THROUGH 3/31/26

AVERAGE ANNUAL TOTAL RETURN† AS OF 3/31/26*

1 YEAR	SINCE INCEPTION (6/08/23)
Calamos Aksia Alternative Credit and Income Fund – Class A	8.93%	10.70%
Calamos Aksia Alternative Credit and Income Fund – Class C	8.08%	9.81%
Calamos Aksia Alternative Credit and Income Fund – Class I**	9.15%	10.94%
Calamos Aksia Alternative Credit and Income Fund – Class M	8.36%	10.15%
Morningstar LSTA US Leveraged Loan Index	4.81%	7.91%
Bloomberg U.S. Aggregate Bond Index	4.35%	4.14%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (866) 363‑9219.

†
Average annual total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge.
*
The returns reflect the actual performance for the period and do not include the impact of any adjustment made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
**
Minimum initial investment is $1,000,000.

The Expense Limitation and Reimbursement Agreement is in effect until July 31, 2027.

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market.

Unmanaged index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
ASSET-BACKED SECURITIES (0.5%)
		Financial Services (0.5%)
2,852,736	EUR	BNP Paribas 10.127% (3-Month Term EURIBOR+ 800 basis points), 9/26/2031[1,2,3]	$3,297,198
$500,000		Post CLO 2024‑1 Ltd. 0.000% 4/20/2037[4,5,6,7]	320,000
1,000,000		Post CLO VI Ltd. 0.000% 1/20/2038[4,5,6,7]	650,000
210,895		Sandstone Peak II Ltd. 0.000% 7/20/2038[4,5,6,7]	176,962
500,000		Sandstone Peak III Ltd. 0.000% 4/25/2037[4,5,6,7]	347,900
			4,792,060
		TOTAL ASSET-BACKED SECURITIES (Cost $5,247,234)	4,792,060
NUMBER OF SHARES
COMMON STOCKS (0.0%)
	Health Care Equipment & Supplies (0.0%)
67,218	Norvax LLC Stapled Security[3]	101,499
80,864	VB Spine, LLC Stapled Security[3,6]	8,702
		110,201
	TOTAL COMMON STOCKS (Cost $0)	110,201
PRINCIPAL AMOUNT
CORPORATE LOANS (88.0%)
	Aerospace & Defense (4.3%)
$12,500,000	Apex Space & Defense Systems
	First Lien Term Loan, 8.770% (3-Month Term SOFR+500 basis points), 7/1/2027[1,3]	12,406,250
	Blue Raven Solutions, LLC
480,000	First Lien Revolver, 9.655% (3-Month Term SOFR+600 basis points), 1/16/2032[1,3]	470,400
720,000	First Lien Revolver, 9.668% (3-Month Term SOFR+600 basis points), 1/16/2032[1,3,8]	105,600
10,800,000	First Lien Term Loan, 9.699% (3-Month Term SOFR+600 basis points), 1/16/2032[1,3]	10,584,000
	Electro-Methods, L.P.
1,935,000	First Lien Revolver, 0.500%, 2/20/2032[3,9,10]	(16,326)
8,004,512	First Lien Term Loan, 8.414% (3-Month Term SOFR+475 basis points), 2/20/2032[1,3,9]	7,936,975
	Jeppesen Holdings, LLC
14,285,714	First Lien Term Loan, 8.417% (3-Month Term SOFR+475 basis points), 11/1/2032[1,3]	14,121,826
714,286	First Lien Revolver, 0.375%, 11/1/2032[3,10]	(8,276)
		45,600,449
	Air Freight & Logistics (1.0%)
	RJW Group Holdings, Inc.
$1,802,536	First Lien Delay Draw, 1.000%, 11/26/2031[3,10]	$(19,974)
10,688,406	First Lien Term Loan, 8.700% (3-Month Term SOFR+500 basis points), 11/26/2031[1,3]	10,517,121
		10,497,147
	Automobile Components (0.3%)
	American Axle & Manufacturing, Inc.
1,739,114	First Lien Term Loan, 6.670% (1-Month Term SOFR+300 basis points), 12/13/2029[1,5]	1,738,036
990,000	First Lien Term Loan, 6.670% (1-Month Term SOFR+325 basis points), 2/3/2033[1,5]	987,530
	First Brands Group Intermediate LLC
2,933,588	Superpriority First Lien Delay Draw, 13.671% (3-Month Term SOFR+1,000 basis points), PIK Rate 8.450%, 6/29/2026[1,9,11,12]	674,725
3,236,792	First Lien Term Loan, 12.75% (Prime rate+600), PIK Rate 12.75%, 6/29/2026[1,9,11,12]	11,102
7,266,937	First Lien Term Loan, 10.67% (1-Month Term SOFR+700 basis points), PIK Rate 10.67%, 6/29/2026[1,9,11,12]	27,251
		3,438,644
	Banks (0.1%)
987,500	Dragon Buyer, Inc. First Lien Term Loan, 6.450% (3-Month Term SOFR+275 basis points), 9/30/2031[1,5]	943,067
	Beverages (0.6%)
9,000,000	DrinkPAK, LLC First Lien Delay Draw, 9.175% (3-Month Term SOFR+550 basis points), 1/8/2031[1,3,8]	6,654,375
	Biotechnology (0.1%)
975,000	Genmab A/S First Lien Term Loan, 6.700% (1-Month Term SOFR+300 basis points), 12/13/2032[1,5]	979,797
	Building Products (0.0%)
393,030	MI Windows And Doors LLC First Lien Term Loan, 6.418% (1-Month Term SOFR+275 basis points), 3/28/2031[1,5]	363,388
	Capital Markets (0.3%)
	ECP GOM III, LLC
735,294	First Lien Delay Draw, 9.910%, 4/13/2029[3,10]	30,268
3,518,382	First Lien Term Loan, 9.910% (3-Month Term SOFR+625 basis points), 4/13/2029[1,3]	3,663,212
		3,693,480

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
	Chemicals (0.5%)
$2,728,058		Chemours Co. First Lien Term Loan, 7.167% (1-Month Term SOFR+350 basis points), 10/15/2032[1,5]	$2,711,431
1,729,959		INEOS U.S. Finance LLC First Lien Term Loan, 6.918% (1-Month Term SOFR+325 basis points), 2/19/2030[1,5]	1,516,958
995,000		WR Grace Holdings LLC First Lien Term Loan, 6.701% (1-Month Term SOFR+300 basis points), 8/9/2032[1,5]	994,174
			5,222,563
	Commercial Services & Supplies (7.0%)
	Allied Power Group, LLC
7,177,778		First Lien Term Loan, 8.650% (3-Month Term SOFR+500 basis points), 5/16/2030[1,3]	7,102,334
380,879		First Lien Revolver, 0.500%, 5/16/2030[3,10]	(4,005)
2,268,134		First Lien Delay Draw, 1.000%, 5/16/2030[3,10]	(6,880)
	Arcmont Asset Management - Commercial Services & Supplies
1,229,864	GBP	First Lien Delay Draw, 9.200% (3-Month Term SONIA+548 basis points), 8/15/2031[1,2,3,9]	1,575,610
4,097,423	GBP	First Lien Term Loan, 9.200% (3-Month Term SONIA+548 basis points), 8/15/2031[1,2,3,9]	5,249,313
591,213	GBP	First Lien Delay Draw, 9.200% (3-Month Term SONIA+548 basis points), 8/15/2031[1,2,3,9]	757,418
	Associations, Inc.
230,572		First Lien Revolver, 0.500%, 7/3/2028[3,10]	—
3,657,041		First Lien Term Loan, 10.425% (3-Month Term SOFR+676 basis points), 7/3/2028[1,3]	3,693,611
286,288		First Lien Delay Draw, 10.425% (3-Month Term SOFR+676 basis points), 7/3/2028[1,3,8]	139,822
983,616		First Lien Term Loan, 14.250%, PIK Rate 14.250%, 5/3/2030[3,12]	853,244
4,962,217		AWP Group Holdings First Lien Term Loan, 8.200% (1-Month Term SOFR+450 basis points), 12/23/2030[1,3,9]	4,955,848
	DMT Solutions Global Corporation
675,588		First Lien Term Loan, 11.768% (1-Month Term SOFR+810 basis points), 8/30/2027[1,3]	669,414
157,794		First Lien Term Loan, 11.776% (3-Month Term SOFR+810 basis points), 8/30/2027[1,3]	156,352
	Kidde-Fenwal, LLC
$2,694,774		First Lien Delay Draw, 0.000%, 7/17/2030[3,9,10]	$10,088
12,216,835		First Lien Term Loan, 9.668% (3-Month Term SOFR+600 basis points), 7/17/2030[1,3,9]	12,140,924
727,048	Lynx Franchising, LLC First Lien Term Loan, 9.595% (6-Month Term SOFR+650 basis points), 12/23/2026[1,3,9]		727,048
	Nordic Climate Group
1,924,314	SEK	First Lien Delay Draw, 7.228% (3-Month Term EURIBOR+525 basis points), 6/10/2031[1,2,3]	203,272
3,182,962	SEK	First Lien Delay Draw, 7.228% (3-Month Term EURIBOR+525 basis points), 6/10/2031[1,2,3]	336,227
2,427,723	SEK	First Lien Delay Draw, 7.243% (3-Month Term EURIBOR+525 basis points), 6/10/2031[1,2,3]	256,449
1,861,224	EUR	First Lien Term Loan, 7.299% (3-Month Term EURIBOR+525 basis points), 6/10/2031[1,2,3]	2,151,207
14,229,711	SEK	First Lien Term Loan, 7.378% (3-Month Term STIBOR+540 basis points), 6/10/2031[1,2,3]	1,503,133
2,762,818	SEK	First Lien Delay Draw, 7.897% (3-Month Term EURIBOR+575 basis points), 6/10/2031[1,2,3]	291,846
4,937,500	Purple Cow Buyer LLC First Lien Term Loan, 8.660% (3-Month Term SOFR+500 basis points), 11/5/2030[1,3]		4,880,074
3,246,158	Security Services Acquisition Corp. First Lien Term Loan, 9.518% (1-Month Term SOFR+575 basis points), 9/30/2027[1,3]		3,231,151
	SEI Holdings I Corporation
76,118		First Lien Delay Draw, 8.668% (1-Month Term SOFR+500 basis points), 3/27/2028[1,3,9]	74,820
850,611		First Lien Term Loan, 8.668% (1-Month Term SOFR+500 basis points), 3/27/2028[1,3,9]	836,107
35,661		First Lien Delay Draw, 8.675% (1-Month Term SOFR+500 basis points), 3/27/2028[1,3,9]	35,053
10,632		First Lien Delay Draw, 8.678% (1-Month Term SOFR+500 basis points), 3/27/2028[1,3,9]	10,451
6,906,487	Spectrum Safety Solutions Purchaser, LLC First Lien Term Loan, 8.200% (3-Month Term SOFR+450 basis points), 7/1/2031[1,3,9]		6,864,147
	VRC Companies LLC
6,388,372		First Lien Term Loan, 8.917% (3-Month Term SOFR+525 basis points), 6/29/2027[1,3]	6,387,912

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
$492,153	First Lien Delay Draw, 9.187% (3-Month Term SOFR+550 basis points), 6/29/2027[1,3,9]	$492,071
5,922,252	First Lien Term Loan, 9.187% (3-Month Term SOFR+550 basis points), 6/29/2027[1,3,9]	5,921,263
2,884,500	World Water Works, Inc. First Lien Term Loan, 12.167% (3-Month Term SOFR+850 basis points), 7/3/2029[1,3]	2,952,639
		74,447,963
	Communications Equipment (0.3%)
2,984,772	Connect Finco S.A.R.L First Lien Term Loan, 8.168% (1-Month Term SOFR+450 basis points), 9/28/2029[1,5]	2,995,502
	Construction Materials (0.0%)
244,859	ACProducts Holdings, Inc. First Lien Term Loan, 8.211% (3-Month Term SOFR+425 basis points), 5/17/2028[1,5]	196,729
	Construction & Engineering (2.1%)
684,932	BNP Associates Buyer, Inc. First Lien Revolver, 9.181% (1-Month Term SOFR+550 basis points), 8/19/2030[1,3,8]	239,726
5,897,324	Novel Mezzanine Borrower LLC Mezzanine Delay Draw, 13.750% (1-Month Term SOFR+1,375 basis points), 7/11/2030[1,3,8]	4,929,732
	NRO Holdings III Corp.
600,000	First Lien Revolver, 11.000% (1-Month Term SOFR+425 basis points), 7/15/2031[1,3,8]	153,870
129,634	First Lien Delay Draw, 8.829% (3-Month Term SOFR+525 basis points), 7/15/2031[1,3]	125,841
555,748	First Lien Delay Draw, 8.867% (3-Month Term SOFR+525 basis points), 7/15/2031[1,3]	539,485
597,426	First Lien Delay Draw, 8.898% (3-Month Term SOFR+525 basis points), 7/15/2031[1,3,8]	101,349
4,052,571	First Lien Term Loan, 8.922% (3-Month Term SOFR+525 basis points), 7/15/2031[1,3]	3,933,979
	OSR Intermediate LLC
246,000	First Lien Revolver, 9.162% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	243,319
1,066,000	First Lien Revolver, 9.166% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3,8]	29,381
82,000	First Lien Revolver, 9.166% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	81,106
$2,613,333	First Lien Term Loan, 9.168% (1-Month Term SOFR+550 basis points), 3/15/2029[1,3]	$2,584,916
164,000	First Lien Revolver, 9.168% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	162,213
41,000	First Lien Revolver, 9.173% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	40,553
41,000	First Lien Revolver, 9.173% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	40,553
123,000	First Lien Revolver, 9.175% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	121,659
3,740,625	First Lien Term Loan, 9.175% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	3,699,950
370,533	First Lien Delay Draw, 9.177% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	366,504
287,000	First Lien Revolver, 9.178% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	283,872
159,200	First Lien Delay Draw, 9.201% (3-Month Term SOFR+550 basis points), 3/15/2029[1,3]	157,469
	USIC Holdings, Inc.
193,124	First Lien Revolver, 8.917% (1-Month Term SOFR+525 basis points), 9/10/2031[1,3,8]	122,618
113,422	First Lien Revolver, 8.923% (1-Month Term SOFR+525 basis points), 9/10/2031[1,3]	113,422
76,636	First Lien Revolver, 8.924% (3-Month Term SOFR+525 basis points), 9/10/2031[1,3]	76,636
247,130	First Lien Delay Draw, 9.173% (3-Month Term SOFR+550 basis points), 9/10/2031[1,3,8]	173,252
4,162,311	First Lien Term Loan, 9.173% (1-Month Term SOFR+550 basis points), 9/10/2031[1,3]	4,200,581
153,273	First Lien Revolver, 10.913% (1-Month Term SOFR+725 basis points), 9/10/2031[1,3]	153,273
		22,675,259
	Consumer Finance (1.9%)
20,000,000	AR3 Holdco LLC First Lien Delay Draw, 9.925% (1-Month Term SOFR+625 basis points), 3/16/2027[1,3,9]	20,056,905
	Consumer Staples Distribution & Retail (1.9%)
19,750,000	Blazing Star Parent, LLC First Lien Term Loan, 10.672% (3-Month Term SOFR+700 basis points), 8/28/2030[1,3]	19,357,479

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
$500,000		PetSmart LLC First Lien Term Loan, 7.675% (1-Month Term SOFR+400 basis points), 8/18/2032[1,5]	$497,625
742,137		United Natural Foods, Inc. First Lien Term Loan, 8.418% (1-Month Term SOFR+475 basis points), 5/1/2031[1,5]	747,332
			20,602,436
	Containers & Packaging (0.9%)
	Knpak Intermediate III Limited
125,895	EUR	First Lien Revolver, 0.500%, 3/26/2031[2,3,10]	8,211
674,797	EUR	First Lien Delay Draw, 1.000%, 3/26/2031[2,3,10]	49,461
1,717,409	EUR	First Lien Term Loan, 7.627% (3-Month Term EURIBOR+550 basis points), 3/26/2031[1,2,3]	1,961,273
236,500		First Lien Revolver, 9.175% (1-Month Term SOFR+550 basis points), 3/26/2031[1,3,8]	32,992
33,000		First Lien Revolver, 9.178% (1-Month Term SOFR+550 basis points), 3/26/2031[1,3]	32,615
5,500		First Lien Revolver, 9.181% (1-Month Term SOFR+550 basis points), 3/26/2031[1,3]	5,436
937,860		First Lien Term Loan, 9.199% (3-Month Term SOFR+550 basis points), 3/26/2031[1,3]	926,924
367,921		First Lien Delay Draw, 9.200% (3-Month Term SOFR+550 basis points), 3/26/2031[1,3,8]	224,433
727,330		Tank Holding Corp. First Lien Term Loan, 9.518% (1-Month Term SOFR+585 basis points), 3/31/2028[1,3,9]	694,522
5,910,000		Transcendia Holdings, Inc. First Lien Term Loan, 10.168% (1-Month Term SOFR+650 basis points), 11/23/2029[1,3]	5,819,590
			9,755,457
	Distributors (0.3%)
995,000		Clarios Global LP First Lien Term Loan, 6.417% (1-Month Term SOFR+275 basis points), 1/28/2032[1,5]	993,756
1,979,389		Windsor Holdings III LLC First Lien Term Loan, 6.418% (1-Month Term SOFR+275 basis points), 8/1/2030[1,5]	1,954,033
			2,947,789
	Diversified Consumer Services (0.6%)
1,458,015		Cambium Learning Group, Inc. First Lien Term Loan, 9.269% (3-Month Term SOFR+550 basis points), 7/20/2028[1,3]	1,447,976
	PN VIII Holdco S.A.R.L.
$265,050	EUR	First Lien Delay Draw, 7.269% (6-Month Term EURIBOR+550 basis points), 6/14/2030[1,2,3]	$301,405
83,000	EUR	First Lien Term Loan, 7.600% (3-Month Term EURIBOR+550 basis points), 6/14/2030[1,2,3]	94,442
3,147,000	EUR	First Lien Term Loan, 7.672% (3-Month Term EURIBOR+550 basis points), 6/14/2030[1,2,3]	3,580,839
117,008	EUR	First Lien Delay Draw, 7.672% (3-Month Term EURIBOR+550 basis points), 6/14/2030[1,2,3]	133,057
387,942	EUR	First Lien Delay Draw, 7.900% (3-Month Term EURIBOR+575 basis points), 6/14/2030[1,2,3]	441,154
987,469	TripAdvisor, Inc. First Lien Term Loan, 6.418% (3-Month Term SOFR+275 basis points), 7/8/2031[1,5]		939,739
			6,938,612
	Diversified Telecommunication Services (1.6%)
	Altissimum
600,000	EUR	First Lien Delay Draw, 1.250%, 7/27/2030[2,3,10]	39,676
3,400,000	EUR	First Lien Term Loan, 7.377% (3-Month Term EURIBOR+550 basis points), 7/27/2030[1,2,3]	3,870,021
739,352	Cincinnati Bell, Inc. First Lien Term Loan, 5.918% (1-Month Term SOFR+225 basis points), 11/24/2028[1,5]		738,956
	Hunter Communications & Technologies LLC
983,606		First Lien Revolver, 0.500%, 3/31/2032[3,10]	(9,836)
4,918,033		First Lien Delay Draw, 8.449% (3-Month Term SOFR+475 basis points), 3/31/2032[1,3,8]	660,492
9,098,361		First Lien Term Loan, 8.418% (3-Month Term SOFR+475 basis points), 3/31/2032[1,3]	9,007,377
986,449	Numericable U.S. LLC First Lien Term Loan, 10.555% (1-Month Term SOFR+688 basis points), 5/15/2031[1]		990,355
1,496,164	Viasat, Inc. First Lien Term Loan, 8.974% (1-Month Term SOFR+450 basis points), 5/30/2030[1,5]		1,499,665
			16,796,706
	Electric Utilities (0.4%)
4,845,833	Pelican Power Borrower LLC First Lien Term Loan, 9.200% (3-Month Term SOFR+550 basis points), 8/29/2030[1,3,9]		4,731,658

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
	Electronic Equipment, Instruments & Components (0.6%)
$6,960,969	Opus Inspection, Inc. First Lien Term Loan, 12.200% (1-Month Term SOFR+550 basis points), PIK Rate 3.000%, 5/30/2030[1,3,12]	$6,717,335
	Entertainment (0.3%)
3,000,000	OAK-Eagle Acquireco, Inc. First Lien Term Loan, 7.172% (1-Month Term SOFR+350 basis points), 3/24/2033[1,5]	2,985,000
	Financial Services (1.1%)
1,000,000	Clear SPV V US L.P. First Lien Delay Draw, 14.665% (1-Month Term SOFR+1,100 basis points), 4/5/2027[1,3]	1,001,186
2,222,000	Coller Credit Backed Loans & Notes, Ltd First Lien Delay Draw, 9.292% (3-Month Term SOFR+560 basis points), 10/31/2036[1,3,8]	1,355,028
2,142,857	Cor Leonis Limited First Lien Revolver, 10.949% (3-Month Term SOFR+725 basis points), 5/15/2028[1,3,8]	2,086,958
	Cornerstone Advisors of Arizona, LLC
555,555	First Lien Revolver, 0.380%, 5/13/2032[3,10]	(3,351)
4,422,222	First Lien Term Loan, 8.450% (3-Month Term SOFR+475 basis points), 5/13/2032[1,3]	4,396,269
	More Cowbell II LLC
145,431	First Lien Revolver, 0.500%, 9/1/2030[3,10]	(3,455)
70,221	First Lien Delay Draw, 0.500%, 9/1/2030[3,10]	(1,125)
1,016,277	First Lien Term Loan, 7.990% (12-Month Term SOFR+425 basis points), 9/1/2030[1,3]	992,498
1,496,250	Stonepeak Nile Parent LLC First Lien Term Loan, 5.922% (1-Month Term SOFR+225 basis points), 4/9/2032[1,5]	1,495,712
		11,319,720
	Food Products (1.5%)
997,500	Boots Group Finco LP First Lien Term Loan, 6.924% (1-Month Term SOFR+350 basis points), 8/30/2032[1,5]	1,002,278
5,403,428	Ozark Holdings LLC First Lien Term Loan, 9.428% (3-Month Term SOFR+575 basis points), 8/5/2030[1,3]	5,318,770
6,874,774	Rushmore Investment III LLC First Lien Term Loan, 8.668% (3-Month Term SOFR+500 basis points), 10/18/2030[1,3]	6,782,295
$3,000,000		TreeHouse Foods, Inc. First Lien Term Loan, 7.918% (1-Month Term SOFR+425 basis points), 2/4/2033[1,5]	$2,990,010
			16,093,353
		Gas Utilities (1.8%)
9,814,995		Alliance Energy Services, LLC First Lien Term Loan, 11.417% (3-Month Term SOFR+775 basis points), 4/11/2028[1,3]	9,639,278
8,500,000	EUR	EnergyCo II, S.A. First Lien Term Loan, 7.374% (6-Month Term EURIBOR+525 basis points), 5/20/2032[1,2,3]	9,806,096
			19,445,374
		Ground Transportation (0.1%)
		ITI Intermodal Services, LLC
31,877		First Lien Delay Draw, 10.050% (3-Month Term SOFR+610 basis points), 12/21/2027[1,3,9]	31,525
455,209		First Lien Term Loan, 10.299% (3-Month Term SOFR+635 basis points), 12/21/2027[1,3,9]	450,418
240,414		First Lien Delay Draw, 10.300% (3-Month Term SOFR+635 basis points), 12/21/2027[1,3,9]	237,883
			719,826
		Health Care Equipment & Supplies (2.9%)
1,488,750		1261229 BC Ltd. First Lien Term Loan, 9.918% (1-Month Term SOFR+625 basis points), 10/8/2030[1,5]	1,440,775
3,486,241		Bausch + Lomb Corp. First Lien Term Loan, 7.418% (1-Month Term SOFR+375 basis points), 1/15/2031[1,5]	3,498,233
1,626,485		Embecta Corp. First Lien Term Loan, 6.668% (1-Month Term SOFR+300 basis points), 4/2/2029[1,5]	1,629,201
		Medical Device, Inc.
360,873		First Lien Term Loan, 8.700% (3-Month Term SOFR+535 basis points), 7/11/2029[1,3]	356,761
438,889		First Lien Term Loan, 8.800% (3-Month Term SOFR+535 basis points), 7/11/2029[1,3]	433,888
40,404		First Lien Revolver, 10.950% (3-Month Term SOFR+725 basis points), 7/11/2029[1,3]	39,921
121,212		First Lien Revolver, 11.159% (3-Month Term SOFR+746 basis points), 7/11/2029[1,3,8]	18,753
		National Resilience, LLC
2,905,768		First Lien Delay Draw, 11.949% (3-Month Term SOFR+825 basis points), 11/21/2030[1,3,8]	85,937

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
$3,051,056		First Lien Term Loan, 11.950% (3-Month Term SOFR+825 basis points), 11/21/2030[1,3]	$2,944,892
	Norvax LLC
8,120,019		First Lien Term Loan, 15.500% (1-Month Term SOFR+450 basis points), PIK Rate 7.331%, 11/5/2029[1,3,12,13]	3,386,401
226,242		First Lien Delay Draw, 9.160% (3-Month Term SOFR+550 basis points), 8/6/2029[1,3,13]	403,173
150,828		First Lien Delay Draw, 9.167% (3-Month Term SOFR+550 basis points), 8/6/2029[1,3,13]	268,782
639,512		First Lien Term Loan, 9.169% (1-Month Term SOFR+550 basis points), 8/6/2029[1,3,13]	1,139,635
226,242		First Lien Delay Draw, 9.182% (3-Month Term SOFR+550 basis points), 8/6/2029[1,3,13]	403,173
	Par Excellence Holdings, Inc.
937,500		First Lien Revolver, 0.500%, 9/3/2030[3,10]	(16,022)
4,011,719		First Lien Term Loan, 8.666% (3-Month Term SOFR+500 basis points), 9/3/2030[1,3]	3,943,158
4,950,000		First Lien Term Loan, 8.669% (3-Month Term SOFR+500 basis points), 9/3/2030[1,3]	4,865,403
1,209,843	Peloton Interactive, Inc. First Lien Term Loan, 9.168% (1-Month Term SOFR+600 basis points), 5/30/2029[1,5]		1,214,755
5,116,413	VB Spine, LLC First Lien Term Loan, 12.167% (3-Month Term SOFR+850 basis points), PIK Rate 4.000%, 4/1/2030[1,3,12]		4,997,312
			31,054,131
	Health Care Providers & Services (5.1%)
	Aryeh Bidco Investment LTD.
1,612,903	CAD	First Lien Revolver, 0.500%, 1/14/2033[2,3,10]	(15,825)
2,258,064	CAD	First Lien Delay Draw, 7.270% (3-Month Term CDOR+500 basis points), 1/14/2033[1,2,3,8]	210,621
12,129,033	CAD	First Lien Term Loan, 7.312% (3-Month Term CDOR+500 basis points), 1/14/2033[1,2,3]	8,633,367
	CRH Healthcare Purchaser, Inc.
1,206,897		First Lien Revolver, 0.500%, 9/17/2031[3,10]	(18,907)
3,002,155		First Lien Delay Draw, 1.000%, 9/17/2031[3,10]	(31,781)
13,209,483		First Lien Term Loan, 8.950% (3-Month Term SOFR+525 basis points), 9/17/2031[1,3]	13,004,299

	Envision Management Holding, Inc.
$2,034,881	First Lien Delay Draw, 9.176% (1-Month Term SOFR+550 basis points), 12/31/2030[1,3,8]	$1,539,555
9,936,262	First Lien Term Loan, 9.176% (3-Month Term SOFR+550 basis points), 12/31/2030[1,3]	9,733,154
1,276,064	JDC Healthcare Management, LLC First Lien Term Loan, 12.000% PIK Rate 12.000%, 9/29/2028[3,9,12]	1,223,220
	RCP Nats Purchaser, LLC
843,858	First Lien Revolver, 0.500%, 3/19/2032[3,10]	(8,439)
1,203,703	First Lien Delay Draw, 8.667% (3-Month Term SOFR+500 basis points), 3/19/2032[1,3,8]	711,872
5,997,417	First Lien Term Loan, 8.685% (3-Month Term SOFR+500 basis points), 3/19/2032[1,3]	5,937,443
1,442,987	First Lien Term Loan, 8.687% (3-Month Term SOFR+500 basis points), 3/19/2032[1,3]	1,428,558
2,326,468	Space Intermediate III, Inc. Unitranche Term Loan, 9.417% (3-Month Term SOFR+575 basis points), PIK Rate 3.000%, 11/8/2029[1,3,12]	2,278,215
1,232,412	Star Parent, Inc. First Lien Term Loan, 6.950% (3-Month Term SOFR+400 basis points), 9/30/2030[1,5]	1,220,199
	Surgical Center Solutions, LLC
2,472,015	First Lien Delay Draw, 1.000%, 3/25/2031[3,9,10]	9
1,243,781	First Lien Revolver, 8.418% (3-Month Term SOFR+475 basis points), 3/25/2031[1,3,8,9]	66,858
8,185,970	First Lien Term Loan, 8.418% (3-Month Term SOFR+475 basis points), 3/25/2031[1,3,9]	8,134,837
992,512	Team Health Holdings, Inc. First Lien Term Loan, 7.666% (3-Month Term SOFR+400 basis points), 6/30/2028[1,5]	990,418
		55,037,673
	Health Care Technology (2.0%)
	Badge 21 Midco Holdings LLC
2,109,375	First Lien Delay Draw, 1.000%, 7/9/2026[3,10]	(4,459)
1,310,727	First Lien Revolver, 10.25% (3-Month Term SOFR+350 basis points), 6/30/2032[1,3,8]	153,973
11,530,665	First Lien Term Loan, 8.200% (3-Month Term SOFR+450 basis points), 6/30/2032[1,3]	11,421,686

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
$5,189,718	Honor Technology, Inc. First Lien Term Loan, 11.192% (3-Month Term SOFR+750 basis points), PIK Rate 2.500%, 5/30/2029[1,3,12]	$5,197,974
1,950,000	PracticeTek Purchaser, LLC First Lien Term Loan, 9.449% (3-Month Term SOFR+575 basis points), 8/30/2029[1,3]	1,950,000
2,450,000	Ruby Buyer, LLC First Lien Term Loan, 9.855% (3-Month Term SOFR+625 basis points), 12/21/2029[1,3]	2,419,571
		21,138,745
	Hotels, Restaurants & Leisure (0.2%)
203,518	Caesars Entertainment, Inc. First Lien Term Loan, 5.918% (3-Month Term SOFR+225 basis points), 2/6/2030[1,5]	198,175
981,500	Fertitta Entertainment LLC First Lien Term Loan, 6.918% (1-Month Term SOFR+325 basis points), 1/29/2029[1,5]	964,324
995,006	Voyager Parent LLC First Lien Term Loan, 8.449% (1-Month Term SOFR+425 basis points), 7/1/2032[1,5]	989,514
		2,152,013
	Household Durables (0.9%)
1,985,000	Chariot Buyer LLC First Lien Term Loan, 6.418% (1-Month Term SOFR+275 basis points), 9/8/2032[1,5]	1,969,219
	IB Appliances US Holdings, LLC
666,667	First Lien Revolver, 10.670% (1-Month Term SOFR+700 basis points), 1/7/2030[1,3]	643,014
5,166,666	First Lien Term Loan, 10.678% (1-Month Term SOFR+700 basis points), 1/6/2030[1,3]	4,986,813
2,000,000	Weber-Stephen Products LLC First Lien Term Loan, 7.432% (1-Month Term SOFR+375 basis points), 10/1/2032[1,5]	1,960,500
		9,559,546
	Household Products (0.7%)
7,481,250	Vivos Holdings, LLC First Lien Term Loan, 9.736% (3-Month Term SOFR+600 basis points), 8/13/2030[1,3]	7,330,393
	Insurance (4.2%)
4,885,552	Accuserve Solutions, Inc. Unitranche Term Loan, 9.676% (3-Month Term SOFR+600 basis points), PIK Rate 3.380%, 3/15/2030[1,3,12]	4,667,664

	Acrisure LLC
$1,480,019	First Lien Term Loan, 6.668% (1-Month Term SOFR+300 basis points), 11/6/2030[1,5]	$1,436,728
992,500	First Lien Term Loan, 6.918% (1-Month Term SOFR+325 basis points), 6/21/2032[1,5]	963,345
986,291	Alliant Holdings Intermediate LLC First Lien Term Loan, 6.168% (1-Month Term SOFR+250 basis points), 9/19/2031[1,5]	979,845
1,488,772	Amynta Agency Borrower, Inc. First Lien Term Loan, 6.168% (1-Month Term SOFR+250 basis points), 12/29/2031[1,5]	1,469,366
2,984,962	Asurion LLC First Lien Term Loan, 7.918% (1-Month Term SOFR+425 basis points), 9/19/2030[1,5]	2,955,113
1,985,000	Baldwin Insurance Group Holdings LLC First Lien Term Loan, 6.178% (1-Month Term SOFR+250 basis points), 5/27/2031[1,5]	1,956,059
	Bishop Street Underwriters LLC
2,992,500	First Lien Delay Draw, 0.500%, 7/31/2031[3,10]	(7,500)
3,636,273	First Lien Delay Draw, 8.918% (1-Month Term SOFR+525 basis points), 7/31/2031[1,3]	3,618,091
8,932,500	First Lien Term Loan, 8.918% (1-Month Term SOFR+525 basis points), 7/31/2031[1,3]	8,887,838
2,333,727	First Lien Delay Draw, 8.918% (1-Month Term SOFR+525 basis points), 7/31/2031[1,3]	2,322,059
1,479,373	Broadstreet Partners Group LLC First Lien Term Loan, 6.168% (1-Month Term SOFR+250 basis points), 6/16/2031[1,5]	1,445,444
839,085	HUB International Ltd. First Lien Term Loan, 6.169% (3-Month Term SOFR+225 basis points), 6/20/2030[1,5]	838,158
7,900,000	Shelf Bidco Ltd. First Lien Term Loan, 8.699% (3-Month Term SOFR+500 basis points), 8/21/2031[1,3,9]	7,953,405
5,154,150	Tennessee Bidco Limited First Lien Term Loan, 8.833% (6-Month Term SOFR+525 basis points), PIK Rate 1.750%, 7/1/2031[1,3,12]	5,004,501
		44,490,116
	Interactive Media & Services (0.1%)
	Revelstoke Bidco Limited
374,052	First Lien Delay Draw, 2.187%, 11/29/2030[3,9,10]	4,862

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
$625,948		First Lien Term Loan, 9.950% (3-Month Term SOFR+600 basis points), 11/29/2030[1,3,9]	$624,694
			629,556
	IT Services (2.9%)
	Argano, LLC
1,067,464		First Lien Delay Draw, 9.181% (1-Month Term SOFR+550 basis points), 9/13/2029[1,3]	1,058,255
11,432,536		First Lien Delay Draw, 9.200% (3-Month Term SOFR+550 basis points), 9/13/2029[1,3,8]	990,185
1,000,000	Camelot U.S. Acquisition LLC First Lien Term Loan, 6.418% (1-Month Term SOFR+275 basis points), 1/31/2031[1,5]		868,960
	Crimson Phoenix Solutions, LLC
2,309,113		First Lien Delay Draw, 9.928% (3-Month Term SOFR+626 basis points), 12/6/2029[1,3]	2,265,188
7,565,887		First Lien Term Loan, 9.928% (3-Month Term SOFR+626 basis points), 12/6/2029[1,3]	7,497,498
	Guava Buyer LLC
1,433,121		First Lien Revolver, 0.500%, 8/12/2030[3,10]	(31,398)
1,428,392		First Lien Delay Draw, 9.164% (3-Month Term SOFR+550 basis points), 8/12/2032[1,3,8]	602,619
12,073,089		First Lien Term Loan, 9.250% (3-Month Term SOFR+550 basis points), 8/12/2032[1,3]	11,808,952
2,000,000	Level 3 Financing, Inc. First Lien Term Loan, 6.918% (1-Month Term SOFR+325 basis points), 3/29/2032[1,5]		2,002,710
	Salute Mission Critical LLC
135,364		First Lien Revolver, 0.500%, 11/30/2029[3,10]	(1,356)
841,028		First Lien Term Loan, 8.879% (1-Month Term SOFR+521 basis points), 11/30/2029[1,3]	832,557
	Titan Group NL B.V.
92,857	EUR	First Lien Delay Draw, 7.761% (3-Month Term EURIBOR+575 basis points), 11/24/2031[1,2,3]	104,753
621,429	EUR	First Lien Delay Draw, 7.877% (3-Month Term EURIBOR+575 basis points), 11/24/2031[1,2,3,8]	205,093
1,785,714	EUR	First Lien Term Loan, 7.877% (3-Month Term EURIBOR+575 basis points), 11/24/2031[1,2,3]	2,014,488
	Xebia Group Holding B.V.
1,012,866	EUR	First Lien Term Loan, 10.627% (3-Month Term EURIBOR+850 basis points), 7/30/2027[1,2,3]	1,161,089
			31,379,593
	Life Sciences Tools & Services (0.1%)
$974,779		Life Science Intermediate Holdings, LLC First Lien Delay Draw, 9.768% (1-Month Term SOFR+610 basis points), 6/10/2027[1,3]	$967,071
	Machinery (0.2%)
1,768,388		Columbus McKinnon Corp. First Lien Term Loan, 7.200% (3-Month Term SOFR+350 basis points), 2/3/2033[1,5]	1,763,967
	Media (3.2%)
13,204,406		Amplify Buyer, Inc. First Lien Term Loan, 8.449% (3-Month Term SOFR+475 basis points), 9/17/2032[1,3]	13,056,932
	Best Version Media Acquisition, LLC
714,286		First Lien Revolver, 0.500%, 12/31/2030[3,10]	(7,525)
9,924,107		First Lien Term Loan, 8.418% (3-Month Term SOFR+475 basis points), 12/31/2030[1,3]	9,819,233
1,750,000		Clear Channel Outdoor Americas, Inc. First Lien Term Loan, 7.668% (1-Month Term SOFR+400 basis points), 8/23/2028[1,5]	1,757,000
	Comet Bidco Limited
671,836	GBP	First Lien Revolver, 0.000%, 11/15/2032[2,3,9,10]	(9,915)
1,642,266	GBP	First Lien Term Loan, 8.744% (3-Month Term SONIA+500 basis points), 11/15/2032[1,2,3,9]	2,138,641
3,276,813		First Lien Term Loan, 8.745% (3-Month Term SOFR+500 basis points), 11/15/2032[1,3,9]	3,222,954
876,373		Directv Financing LLC First Lien Term Loan, 9.178% (3-Month Term SOFR+525 basis points), 8/2/2029[1,5]	879,958
10,025		Gray Television, Inc. First Lien Term Loan, 8.915% (1-Month Term SOFR+525 basis points), 6/4/2029[1,5]	10,040
495,000		Sinclair Television Group, Inc. First Lien Term Loan, 7.082% (1-Month Term SOFR+330 basis points), 12/31/2029[1]	446,121
3,000,000		Versant Media Group, Inc. First Lien Term Loan, 7.200% (1-Month Term SOFR+350 basis points), 1/30/2031[1,5]	3,000,945
			34,314,384

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
	Pharmaceuticals (0.2%)
$2,045,222	Amneal Pharmaceuticals LLC First Lien Term Loan, 6.667% (1-Month Term SOFR+300 basis points), 8/2/2032[1,5]		$2,054,600
278,766	Jazz Pharmaceuticals plc First Lien Term Loan, 5.918% (1-Month Term SOFR+225 basis points), 5/5/2028[1]		280,159
			2,334,759
	Professional Services (8.6%)
	Accordion Partners LLC
321,501		First Lien Revolver, 0.375%, 11/17/2031[3,10]	(2,727)
608,696		First Lien Revolver, 0.500%, 11/17/2031[3,10]	(5,163)
171,626		First Lien Delay Draw, 8.667% (3-Month Term SOFR+500 basis points), 11/17/2031[1,3]	170,170
8,079,073		First Lien Term Loan, 8.683% (3-Month Term SOFR+500 basis points), 11/17/2031[1,3]	8,010,548
2,690,770		First Lien Delay Draw, 8.683% (3-Month Term SOFR+500 basis points), 11/17/2031[1,3,8]	1,185,538
	Blue Bidco Limited
619,777	GBP	First Lien Revolver, 8.933% (3-Month Term SONIA+500 basis points), 11/21/2031[1,2,3,8,9]	518,932
48,086	GBP	First Lien Delay Draw, 8.855% (3-Month Term SONIA+500 basis points), 11/21/2031[1,2,3,9]	62,711
903,694	EUR	First Lien Term Loan, 7.127% (3-Month Term EURIBOR+500 basis points), 5/21/2032[1,2,3,9]	1,028,961
265,825		First Lien Term Loan, 8.700% (3-Month Term SOFR+500 basis points), 5/21/2032[1,3,9]	261,852
1,369,123	GBP	First Lien Term Loan, 8.744% (3-Month Term SONIA+500 basis points), 5/21/2032[1,2,3,9]	1,785,525
	Chronicle Parent LLC
740,741		First Lien Revolver, 0.500%, 4/15/2031[3,10]	(2,732)
152,593		First Lien Delay Draw, 8.664% (3-Month Term SOFR+500 basis points), 4/15/2031[1,3]	152,033
62,963		First Lien Delay Draw, 8.666% (3-Month Term SOFR+500 basis points), 4/15/2031[1,3]	62,732
55,278		First Lien Delay Draw, 8.672% (3-Month Term SOFR+500 basis points), 4/15/2031[1,3]	55,075
1,951,389		First Lien Delay Draw, 8.700% (3-Month Term SOFR+500 basis points), 4/15/2031[1,3,8]	22,473
6,984,259		First Lien Term Loan, 8.700% (3-Month Term SOFR+500 basis points), 4/15/2031[1,3]	6,958,645
	Mortgage Real Estate Investment Trusts (REITs) (0.5%)
$1,995,000	Blackstone Mortgage Trust, Inc. First Lien Term Loan, 6.168% (1-Month Term SOFR+250 basis points), 12/20/2032[1,5]	$1,995,000
3,000,000	Ready Term Holdings, LLC First Lien Delay Draw, 10.172% (3-Month Term SOFR+650 basis points), 4/12/2029[1,3]	2,956,260
		4,951,260
	Oil, Gas & Consumable Fuels (4.8%)
1,995,000	Blackfin Pipeline LLC First Lien Term Loan, 6.668% (1-Month Term SOFR+300 basis points), 9/29/2032[1,5]	2,008,406
13,527,977	Drubit LLC First Lien Term Loan, 9.168% (1-Month Term SOFR+550 basis points), 1/31/2031[1,3]	13,298,747
11,910,000	Offen Inc. First Lien Term Loan, 8.673% (3-Month Term SOFR+500 basis points), 7/22/2030[1,3,9]	11,786,299
1,722,260	Par Petroleum LLC First Lien Term Loan, 6.933% (3-Month Term SOFR+325 basis points), 2/28/2030[1,5]	1,725,920
9,250,000	Perdido Energy Holdings, LLC First Lien Term Loan, 10.699% (3-Month Term SOFR+700 basis points), 11/10/2028[1,3,9]	9,040,319
5,165,188	Salamanca Infrastructure LLC First Lien Delay Draw, 8.950% (3-Month Term SOFR+525 basis points), 12/31/2030[1,3]	5,240,465
8,717,949	Tres Energy LLC First Lien Term Loan, 10.199% (3-Month Term SOFR+650 basis points), 11/2/2029[1,3,9]	8,565,577
		51,665,733
	Passenger Airlines (0.0%)
411,206	United Airlines, Inc. First Lien Term Loan, 5.418% (3-Month Term SOFR+175 basis points), 2/24/2031[1,5]	411,079
	Personal Care Products (1.2%)
995,000	Opal U.S. LLC First Lien Term Loan, 6.995% (6-Month Term SOFR+300 basis points), 4/23/2032[1,5]	995,622
	Silk Holdings III LLC
781,241	First Lien Revolver, 8.161% (1-Month Term SOFR+450 basis points), 12/3/2032[1,3,8]	46,210
11,718,750	First Lien Term Loan, 8.171% (1-Month Term SOFR+450 basis points), 12/3/2032[1,3]	11,597,519
		12,639,351

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
	Corsair Blade IV (Luxembourg) S.A.R.L.
$390,119	GBP	Unitranche Revolver, 8.034% (3-Month Term EURIBOR+600 basis points), PIK Rate 2.500%, 1/15/2030[1,2,3,12]	$513,977
331,660	EUR	Unitranche Term Loan, 8.075% (3-Month Term EURIBOR+600 basis points), PIK Rate 2.500%, 1/15/2030[1,2,3,12]	381,658
711,324	GBP	Unitranche Revolver, 9.478% (3-Month Term EURIBOR+575 basis points), PIK Rate 2.500%, 1/15/2030[1,2,3,12]	937,160
476,763	GBP	Unitranche Revolver, 9.728% (1-Month Term SONIA+600 basis points), PIK Rate 2.500%, 1/15/2030[1,2,3,12]	628,129
2,288,093	GBP	Unitranche Delay Draw, 9.730% (1-Month Term SONIA+600 basis points), PIK Rate 2.500%, 1/15/2030[1,2,3,12]	3,014,530
	Denali Intermediate Holdings, Inc.
424,172		First Lien Revolver, 0.500%, 8/26/2032[3,10]	(5,865)
4,231,120		First Lien Term Loan, 9.176% (3-Month Term SOFR+550 basis points), 8/26/2032[1,3]	4,173,142
6,898,408	FF4 Funding 2025 LLC First Lien Term Loan, 11.500%, 3/31/2028[3,9,12]		6,898,408
	Gerson Lehrman Group, Inc.
143,819		First Lien Revolver, 0.500%, 12/31/2028[3,10]	(71)
2,848,320		First Lien Term Loan, 9.099% (3-Month Term SOFR+525 basis points), 12/31/2028[1,3]	2,832,776
	PLTFRM Companies, LLC
1,403,509		First Lien Delay Draw, 1.000%, 2/11/2030[3,9,10]	(9,719)
421,053		First Lien Revolver, 11.168% (3-Month Term SOFR+750 basis points), 2/11/2030[1,3,8,9]	391,595
1,368,421		First Lien Term Loan, 11.200% (3-Month Term SOFR+750 basis points), 2/11/2030[1,3,9]	1,345,952
4,652,632		First Lien Term Loan, 11.201% (3-Month Term SOFR+750 basis points), 2/11/2030[1,3,9]	4,576,238
	Riptide Parent LLC
408,163		First Lien Revolver, 0.500%, 8/2/2030[3,10]	(1,960)
4,522,959		First Lien Term Loan, 9.178% (1-Month Term SOFR+550 basis points), 8/2/2030[1,3]	4,501,357
724,843	Royal Holdco Corporation First Lien Term Loan, 8.169% (3-Month Term SOFR+450 basis points), 12/30/2030[1,3,9]		723,679

	SEG Operations, LLC
$1,371,429		First Lien Revolver, 8.700% (3-Month Term SOFR+500 basis points), 2/4/2032[1,3,8]	$469,714
13,628,571		First Lien Term Loan, 8.700% (3-Month Term SOFR+500 basis points), 2/4/2032[1,3]	13,526,357
	Talent Worldwide Inc.
11,172,000		First Lien Term Loan, 9.199% (3-Month Term SOFR+550 basis points), 1/16/2031[1,3]	11,004,420
800,000		First Lien Revolver, 9.200% (3-Month Term SOFR+550 basis points), 1/16/2031[1,3,8]	388,000
11,850,046	Vensure Employer Services First Lien Term Loan, 8.668% (3-Month Term SOFR+500 basis points), 9/26/2031[1,3,9]		11,825,960
	Zorro Midco 2 Limited
3,090,823	SEK	First Lien Term Loan, 7.127% (3-Month Term EURIBOR+465 basis points), 6/13/2031[1,2,3,9]	326,494
1,636,364	GBP	First Lien Term Loan, 8.744% (3-Month Term SONIA+465 basis points), 6/13/2031[1,2,3,9]	2,179,761
27,170	GBP	First Lien Delay Draw, 8.744% (3-Month Term SONIA+465 basis points), 6/13/2031[1,2,3,9]	36,192
299,434	GBP	First Lien Delay Draw, 8.880% (3-Month Term SONIA+465 basis points), 6/13/2031[1,2,3,8,9]	191,815
37,032	GBP	First Lien Delay Draw, 8.914% (3-Month Term SONIA+465 basis points), 6/13/2031[1,2,3,9]	49,330
225,432	GBP	First Lien Term Loan, 8.727% (1-Month Term SONIA+465 basis points), 6/14/2031[1,2,3,9]	300,293
			91,463,895
	Real Estate Management & Development (6.9%)
10,000,000	FBLU Mezz II, LLC First Lien Delay Draw, 10.678% (3-Month Term SOFR+700 basis points), 12/9/2026[1,3,8,9]		9,320,096
15,000,000	G4 18222, LLC & G4 18223, LLC First Lien Term Loan, 11.345% (3-Month Term SOFR+768 basis points), 12/1/2027[1,3,9]		15,082,500
4,500,000	Henderson Park Real Estate Fund I First Lien Term Loan, 8.820% (1-Month Term SOFR+525 basis points), 6/1/2026[1,3,9]		4,500,000
10,223,399	Knight’s Key Mezz, LLC First Lien Term Loan, 15.500%, PIK Rate 7.500%, 8/9/2028[3,9,12]		10,137,187
11,015,337	MDR Hotels, LLC First Lien Delay Draw, 10.400% (1-Month Term SOFR+640 basis points), 11/12/2027[1,3,9]		11,015,337

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
1,500,000	EUR	Omdus Holding B.V. Unitranche Term Loan, 7.427% (3-Month Term EURIBOR+530 basis points), 6/29/2029[1,2,3]	$1,727,062
$15,000,000	Sky 65 Franklin LLC First Lien Term Loan, 10.681% (1-Month Term SOFR+698 basis points), 9/11/2028[1,3,9]		14,880,000
7,885,161	WMG Bryan Dairy Owner, LLC First Lien Delay Draw, 14.520% (3-Month Term SOFR+1,000 basis points), PIK Rate 6.000%, 3/19/2029[1,3,8,9,12]		6,802,058
			73,464,240
	Software (9.5%)
	Arcmont Asset Management – Software
3,360,656	EUR	First Lien Term Loan, 7.700% (3-Month Term EURIBOR+550 basis points), 10/14/2031[1,2,3,9]	3,765,714
1,639,344	EUR	First Lien Delay Draw, 7.700% (3-Month Term EURIBOR+550 basis points), 10/14/2031[1,2,3,8,9]	207,636
	Arrow Buyer, Inc.
794,219		First Lien Term Loan, 8.699% (3-Month Term SOFR+500 basis points), 6/30/2030[1,3]	801,276
102,463		First Lien Delay Draw, 8.699% (3-Month Term SOFR+500 basis points), 6/30/2030[1,3]	103,373
1,086,417	BMC Software, Inc.
		First Lien Term Loan, 6.667% (3-Month Term SOFR+300 basis points), 7/30/2031[1,5]	1,010,254
4,599,315	BNP Associates Buyer, Inc.
		First Lien Term Loan, 9.199% (3-Month Term SOFR+550 basis points), 8/19/2030[1,3]	4,608,422
1,000,000	Cardinal Parent, Inc.
		First Lien Term Loan, 12.250%, 1/25/2027[3]	973,079
	Delight Bidco SAS
1,136,842	EUR	Unitranche Delay Draw, 7.611% (3-Month Term EURIBOR+550 basis points), 1/20/2031[1,2,3,8,9]	450,003
1,563,158	EUR	Unitranche Term Loan, 7.272% (3-Month Term EURIBOR+550 basis points), 1/20/2031[1,2,3,9]	1,775,883
5,902,500	Evergreen IX Borrower 2023, LLC
		Unitranche Term Loan, 8.450% (3-Month Term SOFR+475 basis points), 9/30/2030[1,3]	5,902,500
2,937,482	GS Acquisitionco, Inc.
		First Lien Term Loan, 8.949% (3-Month Term SOFR+525 basis points), 5/25/2028[1,3]	2,937,482
	HSI Halo Acquisition, Inc.
550,459		First Lien Revolver, 0.500%, 6/28/2030[3,10]	(5,868)
$4,566,055		First Lien Term Loan, 8.667% (3-Month Term SOFR+500 basis points), 6/30/2031[1,3]	$4,517,699
822,550		First Lien Delay Draw, 8.667% (3-Month Term SOFR+500 basis points), 6/30/2031[1,3,8]	403,060
		Maverick Bidco, Inc.
458,716		First Lien Revolver, 0.500%, 12/2/2031[3,10]	(4,617)
571,961		First Lien Delay Draw, 1.000%, 12/2/2031[3,10]	(4,338)
11,467,890		First Lien Term Loan, 8.418% (3-Month Term SOFR+475 basis points), 12/2/2031[1,3]	11,352,459
12,468,750		Maverick Power, LLC
		First Lien Term Loan, 8.661% (3-Month Term SOFR+500 basis points), 5/5/2031[1,3]	12,197,876
970,000		NF HoldCo LLC
		First Lien Term Loan, 10.199% (3-Month Term SOFR+650 basis points), 4/2/2029[1,3,9]	953,327
729,432		OSP Hamilton Purchaser, LLC
		First Lien Term Loan, 8.417% (3-Month Term SOFR+475 basis points), 12/28/2029[1,3,9]	725,369
701,831	GBP	Proactis Holdings Limited
		First Lien Term Loan, 13.470% (1-Month Term SONIA+974 basis points), PIK Rate 3.990%, 8/16/2029[1,2,3,9,12]	909,121
1,972,562		Rocket Software, Inc.
		First Lien Term Loan, 7.418% (1-Month Term SOFR+375 basis points), 11/28/2028[1,5]	1,896,540
10,500,000		Solen Software Group, Inc.
		First Lien Term Loan, 11.168% (3-Month Term SOFR+750 basis points), 9/30/2030[1,3]	10,321,679
		Syndigo LLC
10,991,410		First Lien Term Loan, 8.673% (3-Month Term SOFR+500 basis points), 9/2/2032[1,3]	10,814,918
1,481,043		First Lien Revolver, 8.673% (3-Month Term SOFR+500 basis points), 9/2/2032[1,3,8]	331,377
		Togetherwork Holdings, LLC
6,754,286		First Lien Term Loan, 8.668% (1-Month Term SOFR+500 basis points), 5/19/2031[1,3]	6,642,839
1,140,714		First Lien Delay Draw, 8.668% (1-Month Term SOFR+500 basis points), 5/19/2031[1,3,8]	157,749
1,532,782		UKG, Inc.
		First Lien Term Loan, 6.164% (1-Month Term SOFR+250 basis points), 2/10/2031[1,5]	1,466,781

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

PRINCIPAL AMOUNT	VALUE
PRINCIPAL AMOUNT	VALUE
		Upland Software, Inc.
$1,666,667		First Lien Revolver, 0.500%, 7/25/2031[3,10]	$(22,945)
12,982,139		First Lien Term Loan, 9.699% (3-Month Term SOFR+600 basis points), 7/25/2031[1,3]	12,804,581
936,969		Vital Buyer, LLC
		First Lien Term Loan, 8.166% (3-Month Term SOFR+450 basis points), 6/3/2030[1,3,9]	933,850
2,956,142		Zoro Merger Sub, Inc.
		First Lien Term Loan, 8.706% (3-Month Term SOFR+500 basis points), 11/22/2028[1,3,9]	2,956,142
			101,883,221
		Specialty Retail (2.7%)
1,995,000		Beach Acquisition Bidco LLC
		First Lien Term Loan, 6.914% (1-Month Term SOFR+325 basis points), 9/13/2032[1,5]	2,002,481
2,150,581		Bestop, Inc.
		First Lien Term Loan, 9.200% (3-Month Term SOFR+550 basis points), 3/29/2029[1,3]	2,105,773
		LHS Borrower, LLC
13,398,750		First Lien Term Loan, 8.918% (3-Month Term SOFR+525 basis points), 9/4/2031[1,3]	13,138,393
1,000,000		First Lien Revolver, 8.918% (1-Month Term SOFR+525 basis points), 9/4/2031[1,3,8]	239,718
		RKG Newco, LLC
867,470		First Lien Revolver, 9.155% (3-Month Term SOFR+550 basis points), 2/2/2033[1,3,8]	69,398
11,132,530		First Lien Term Loan, 9.167% (3-Month Term SOFR+550 basis points), 2/2/2033[1,3]	10,909,880
246,250		Staples, Inc.
		First Lien Term Loan, 9.414% (3-Month Term SOFR+575 basis points), 9/10/2029[1,5]	224,433
			28,690,076
		Technology Hardware, Storage & Peripherals (0.4%)
4,000,000	EUR	Sumup Holdings Luxembourg
		First Lien Delay Draw, 7.511% (3-Month Term EURIBOR+550 basis points), 5/23/2031[1,2,3]	4,715,673
		Textiles, Apparel & Luxury Goods (0.3%)
		BPCP NSA Intermedco, Inc.
576,175		First Lien Delay Draw, 8.420% (1-Month Term SOFR+475 basis points), 5/17/2030[1,3]	576,175
1,885,034		First Lien Term Loan, 8.420% (1-Month Term SOFR+475 basis points), 5/17/2030[1,3]	1,885,034
$742,500	Chinos Intermediate 2 LLC
	First Lien Term Loan, 9.667% (3-Month Term SOFR+600 basis points), 9/29/2031[1,5]	$587,655
		3,048,864
	Trading Companies & Distributors (0.7%)
	Ambient Enterprises Holdco LLC
297,872	First Lien Revolver, 0.500%, 12/8/2029[3,10]	(6,539)
6,096,668	First Lien Term Loan, 8.949% (3-Month Term SOFR+525 basis points), 6/30/2030[1,3]	5,962,836
1,275,924	First Lien Delay Draw, 8.950% (3-Month Term SOFR+525 basis points), 6/30/2030[1,3]	1,247,915
		7,204,212
	Transportation Infrastructure (0.1%)
1,400,000	FB FLL Aviation LLC
	First Lien Delay Draw, 10.668% (1-Month Term SOFR+700 basis points), 7/19/2028[1,3]	1,366,125
	TOTAL CORPORATE LOANS (Cost $957,845,877)	940,474,210
NUMBER OF SHARES
Investment Companies / ETFs (2.2%)
	Fixed Income (2.2%)
123,947	Franklin Senior Loan ETF	2,850,781
1,001,942	Invesco Senior Loan ETF	20,449,636
		23,300,417
	TOTAL INVESTMENT COMPANIES / ETFS (Cost $24,022,258)	23,300,417
Preferred Stocks (1.6%)
	Building Products (0.2%)
2,458,810	Great Day Global, LLC
	10.500%, PIK Rate 10.500%, 1/29/2028[3,12]	2,391,436
	Commercial Services & Supplies (0.1%)
961	World Water Works, Inc.
	17.000% 7/3/2029[3]	1,223,599
	Software (1.3%)
93,475	Claroty Ltd.
	0.000%[3]	7,999,939
4,759	Netskope, Inc.
	3.000% 8/1/2029[3]	5,346,223
		13,346,162
	TOTAL PREFERRED STOCKS (Cost $16,368,849)	16,961,197

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

NUMBER OF SHARES	VALUE
NUMBER OF SHARES	VALUE
Warrants (0.0%)
	Capital Markets (0.0%)
6,144	Betterment Holdings, Inc.
	Exercise Price $0.01, Expiration 10/6/2033[3,9]	$57,483
	Commercial Services & Supplies (0.0%)
206	World Water Works, Inc.
	Exercise Price $0.01, Expiration 7/3/2034[3]	29,694
	Electronic Equipment, Instruments & Components (0.0%)
	Opus Inspection, Inc.
375	Exercise Price $2,000, Expiration 5/31/2034[3]	93,829
50	Exercise Price $15,000, Expiration 5/31/2034[3]	—
		93,829
	Financial Services (0.0%)
1,681,901	CFT Clear Finance Technology Corp.
	Exercise Price $0.01, Expiration 10/3/2035[3]	109,006
	Health Care Technology (0.0%)
98,358	Honor Technology, Inc.
	Exercise Price $0.01, Expiration 5/30/2034[3]	6,575
	Household Durables (0.0%)
1,073	IB Appliances US Holdings, LLC
	Exercise Price $0.01, Expiration 1/6/2035[3]	16,369
	TOTAL WARRANTS (Cost $0)	312,956
PRINCIPAL AMOUNT
SUBORDINATED DEBT (0.5%)
	Electronic Equipment, Instruments & Components (0.1%)
$1,071,382	AMG Investment Holdings IV LLC
	Unsecured / Mezz Delayed Draw, 14.250%, PIK Rate 2.250%, 11/15/2030[3,12]	1,087,299
	Financial Services (0.4%)
2,000,000	Blue Owl Technology Income Corp.
	Unsecured / Mezz Delayed Draw, 8.422% (3-Month Term SOFR+475 basis points), 1/15/2029[1,3]	1,997,059
2,778,000	Coller Credit Backed Loans & Notes, Ltd
	First Lien Delay Draw, 0.000%, 10/31/2036[3,6,8]	2,100,600
		4,097,659
	SUBORDINATED DEBT (Cost $4,720,675)	5,184,958
PRIVATE INVESTMENT FUNDS (18.9%)
	Capital Markets (1.3%)
N/A	Landmark Acquisition Fund 57 Wrigley LP14,15	$2,181,893
N/A	Secfi Matterhorn Fund I, L.P.[6,14,15,16]	11,609,018
		13,790,911
	Diversified Consumer Services (1.7%)
N/A	ICG European Direct Lending X SCSp[2,14,15,16]	18,551,339
	Entertainment (1.7%)
N/A	Lyric-Pineapple Feeder LP6,13,14,15,16	17,927,811
	Financial Services (10.6%)
N/A	Birch Holdings LP6,14,15	3,576,623
N/A	BPC Opportunities Fund V LP6,14,15	8,559,087
N/A	Bridgepoint Credit Opportunities III “A” LP6,14,15	909,563
N/A	CCS Co-Investment Vehicle 1 LP Incorporated[6,14,15]	5,449,490
N/A	CCS Co-Investment Vehicle 2 LP Incorporated[14,15]	1,971,006
N/A	Cedar Holdings LP14,15	11,703,987
N/A	Dawson Portfolio Finance 5 LP14,15	647,370
N/A	Pimlico Partners, L.P.[6,14,15,16]	12,686,392
N/A	Sima Holdings LP6,14,15	7,924,152
N/A	Springcoast Partners I-A, L.P.[6,13,14,15]	12,336,704
798,754	Stone Point Credit Income Fund[15]	19,920,314
394,086	T. Rowe Price OHA Select Private Credit Fund[15]	10,421,608
192,994	TPG Twin Brook Capital Income Fund[15]	4,815,529
N/A	Treville Capital Solutions Fund LP14,15	12,611,070
		113,532,895
	Insurance (0.7%)
409,757	Athora Holding Ltd.[2,6]	7,814,368
	Machinery (0.1%)
N/A	Arena Secondaries and Liquidity Solutions – Excess Capacity I-C, LP.[6,14,15]	1,069,083
	Passenger Airlines (0.4%)
N/A	ACM ASOF VIII 757 Feeder LLC[14,15]	1,301,245
N/A	CL-EA Co-Investment Opportunities I, L.P.[6,14,15]	2,612,894
		3,914,139
	Real Estate Management & Development (1.4%)
N/A	BP Holdings Zeta LP14,15	2,261,210
N/A	Locust Point Senior Mortgage Fund, L.P.[6,14,15]	6,474,452
N/A	Mavik Real Estate Special Opportunities VS2, LP6,14,15	1,127,686
N/A	RXR Park Row Aksia JV LLC[6,14,15,16]	5,036,584
		14,899,932

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

NUMBER OF SHARES	VALUE
		Trading Companies & Distributors (1.0%)
$	N/A	Limerick Succession Aggregator LP6,14,15,16	$10,477,454
		TOTAL PRIVATE INVESTMENT FUNDS (Cost $179,963,635)	201,977,932
SHORT-TERM INVESTMENTS (1.9%)
	20,362,986	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Share Class, 3.57%[17]	20,362,986
		TOTAL SHORT-TERM INVESTMENTS (Cost $20,362,986)	20,362,986
	TOTAL INVESTMENTS (113.6%) (Cost $1,208,531,514)		1,213,476,917
Liabilities Less Other Assets (13.6%)			(145,005,823)
NET ASSETS (100.0%)			$1,068,471,094
USD
United States Dollar
CAD
Canadian Dollar
GBP
Pound Sterling
SEK
Swedish Krona
EUR
Euro
CLO
Collateralized Loan Obligation
ETF
Exchange-Traded Fund
EURIBOR
Euro Interbank Offered Rate
CDOR
Canadian Dollar Offered Rate
LLC
Limited Liability Company
LP
Limited Partnership
SOFR
Secured Overnight Financing Rate
SONIA
Sterling Overnight Index Average
STIBOR
Stockholm Interbank Offered Rate
US
United States

1
Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
2
Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.
3
Level 3 securities fair valued under procedures established by the Board of Trustees, represents 82.34% of Net Assets. The total value of these securities is $879,757,067.
4
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,494,862, which represents 0.14% of the total net assets of the Fund.
5
Callable.
6
Non-income producing.
7
Variable rate security. Rate shown is the rate in effect as of period end.
8
A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.
9
This investment was made through a participation. Please see Note 2 for a description of loan participations.
10
Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.
11
In bankruptcy.
12
Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
13
The valuation of this security has been adjusted to reflect the impact of information received subsequent to March 31, 2026, on conditions that existed as of March 31, 2026.
14
Private investment company does not issue shares or units.
15
Investment valued using net asset value as practical expedient.
16
Affiliated company.
17
The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2026

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

SALE CONTRACTS	SETTLEMENT DATE	COUNTERPARTY	CURRENCY EXCHANGE	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT MARCH 31, 2026	UNREALIZED APPRECIATION (DEPRECIATION)
CAD	4/15/2026		State Street	CAD per USD	12,329,289	$8,859,355	$8,868,821	$(9,466)
EUR	4/15/2026		Bank of New York	EUR per USD	53,496,768	61,974,347	61,879,955	94,392
EUR	4/15/2026		State Street	EUR per USD	206,254	238,256	238,575	(319)
EUR	4/15/2026		State Street	EUR per USD	6,760,991	7,844,515	7,820,469	24,046
GBP	4/15/2026		Northern Trust	GBP per USD	15,710,229	21,060,049	20,793,791	266,258
SEK	4/15/2026		Bank of New York	SEK per USD	27,505,744	2,984,523	2,907,944	76,579
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$102,961,045	$102,509,555	$451,490

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Summary of Investments As of March 31, 2026 (Unaudited)

SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
Corporate Loans
Software	9.5%
Professional Services	8.6%
Commercial Services & Supplies	7.0%
Real Estate Management & Development	6.9%
Health Care Providers & Services	5.1%
Oil, Gas & Consumable Fuels	4.8%
Aerospace & Defense	4.3%
Insurance	4.2%
Health Care Equipment & Supplies	3.2%
Media	2.9%
IT Services	2.9%
Specialty Retail	2.7%
Construction & Engineering	2.1%
Health Care Technology	2.0%
Consumer Staples Distribution & Retail	1.9%
Consumer Finance	1.9%
Gas Utilities	1.8%
Diversified Telecommunication Services	1.6%
Food Products	1.5%
Personal Care Products	1.2%
Financial Services	1.1%
Air Freight & Logistics	1.0%
Containers & Packaging	0.9%
Household Durables	0.9%
Household Products	0.7%
Trading Companies & Distributors	0.7%
Diversified Consumer Services	0.6%
Electronic Equipment, Instruments & Components	0.6%
Beverages	0.6%
Chemicals	0.5%
Mortgage Real Estate Investment Trusts (REITs)	0.5%
Electric Utilities	0.4%
Technology Hardware, Storage & Peripherals	0.4%
Capital Markets	0.3%
Automobile Components	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Communications Equipment	0.3%
Entertainment	0.3%
Distributors	0.3%
Pharmaceuticals	0.2%
Hotels, Restaurants & Leisure	0.2%
Machinery	0.2%
Transportation Infrastructure	0.1%
Biotechnology	0.1%
Life Sciences Tools & Services	0.1%
Banks	0.1%
Ground Transportation	0.1%
Interactive Media & Services	0.1%
Passenger Airlines	0.0%
Building Products	0.0%
Construction Materials	0.0%
Total Corporate Loans	88.0%
Private Investment Funds
Financial Services	10.6%
Entertainment	1.7%
Diversified Consumer Services	1.7%
Real Estate Management & Development	1.4%
Capital Markets	1.3%
Trading Companies & Distributors	1.0%
Insurance	0.7%
Passenger Airlines	0.4%
Machinery	0.1%
Total Private Investment Funds	18.9%
Investment Companies / ETFs
Fixed Income	2.2%
Short-Term Investments	1.9%
Preferred Stocks
Software	1.3%
Building Products	0.2%
Commercial Services & Supplies	0.1%
Total Preferred Stocks	1.6%
Subordinated Debt
Financial Services	0.4%
Electronic Equipment, Instruments & Components	0.1%
Total Subordinated Debt	0.5%
Asset-Backed Securities
Financial Services	0.5%
Warrants
Financial Services	0.0%
Electronic Equipment, Instruments & Components	0.0%
Capital Markets	0.0%
Commercial Services & Supplies	0.0%
Household Durables	0.0%
Health Care Technology	0.0%
Total Warrants	0.0%
Common Stocks
Health Care Equipment & Supplies	0.0%
Total Investments	113.6%
Liabilities in Excess of Other Assets	(13.6)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities March 31, 2026

ASSETS
Investments in securities, at value
Unaffiliated investments (cost $1,136,699,569)	$1,137,188,319
Affiliated investments (cost $71,831,945)	76,288,598
Cash	2,906,891
Foreign currency, at value (cost $858)	848
Unrealized appreciation on forward foreign currency exchange contracts	461,275
Receivables:
Accrued interest and dividends	7,215,135
Fund shares sold	526,164
Investments sold	1,791,174
Prepaid tax	15,000
Other assets	71,276
Total assets	1,226,464,680
LIABILITIES
Collateral due to broker	720,000
Unrealized depreciation on forward foreign currency exchange contracts	9,785
Payables:
Secured credit facility, net (Note 2)	150,041,033
Investments purchased	4,999,785
Investment Advisory fees	860,622
Interest on secured credit facility (Note 2)	360,381
Current tax liability (Note 2)	59,230
Distribution fees (Note 3)	2,704
Other accounts payable and accrued liabilities(a)	940,046
Total liabilities	157,993,586
NET ASSETS	$1,068,471,094
COMPOSITION OF NET ASSETS
Paid in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$1,071,479,904
Accumulated distributable earnings (deficit)	(3,008,810)
NET ASSETS	$1,068,471,094
(a)
Separately, see Note 2 Commitments and Contingencies for detail on unfunded commitments.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities March 31, 2026 (Continued)

MAXIMUM OFFERING PRICE PER SHARE
Class A:
Net assets applicable to shares outstanding	$6,805,940
Shares of beneficial interest issued and outstanding	646,380
Net asset value, offering and redemption price per share	$10.53
Maximum sales charge (2.25% of offering price)*	$0.24
Maximum offer price to public	$10.77
Class C:
Net assets applicable to shares outstanding	$1,440,386
Shares of beneficial interest issued and outstanding	137,238
Net asset value, offering and redemption price per share	$10.50
Class I:
Net assets applicable to shares outstanding	$1,060,185,686
Shares of beneficial interest issued and outstanding	100,679,611
Net asset value, offering and redemption price per share	$10.53
Class M:
Net assets applicable to shares outstanding	$39,082
Shares of beneficial interest issued and outstanding	3,711
Net asset value, offering and redemption price per share	$10.53
*
Investors in Class A Shares may be charged a sales charge of up to 2.25% of the subscription amount.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations For the Year Ended March 31, 2026

INVESTMENT INCOME
Interest (net of foreign tax withholding of $1,057)	$75,869,351
Payment-in-kind interest	4,011,657
Distributions from private investment vehicles (net of foreign tax withholding of $36,847)	4,164,767
Distributions from private investment vehicles from affiliated issuers	470,174
Dividends	1,623,016
Other income	1,345,333
Total investment income	87,484,298
EXPENSES
Investment management fees	10,437,981
Interest and loan origination fees on secured credit facility (Note 2)	6,368,041
Equalization interest on subsequent close of private investment funds	1,263,102
Sub Transfer agent fees—Class A	2,922
Sub Transfer agent fees—Class C	1,129
Sub Transfer agent fees—Class I	1,023,341
Fund accounting and administration fees	603,263
Legal fees	467,121
Audit fees	373,248
Shareholder reporting fees	247,450
Trustees’ fees and officer compensation	138,280
Registration fees	102,910
Transfer agent fees	100,699
Insurance fees	44,427
Custodian fees	42,164
Excise tax	26,855
Distribution fees—Class A (Note 3)	8,173
Distribution fees—Class C (Note 3)	10,060
Distribution fees—Class M (Note 3)	285
Miscellaneous	352,491
Total expenses	21,613,942
Expenses waived by Advisor (Note 3)	(1,405,212)
Net expenses	20,208,730
NET INVESTMENT INCOME (LOSS), BEFORE TAXES	67,275,568
Current tax benefit/(expense)	(60,688)
NET INVESTMENT INCOME, NET OF TAXES	67,214,880
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	1,417,045
Foreign currency transactions	(1,042,862)
Forward foreign currency exchange contracts	(984,887)
Net realized gain (loss)	(610,704)
Change in unrealized appreciation/(depreciation) on:
Investments in unaffiliated issuers	(7,845,534)
Investments in affiliated issuers	4,456,653
Foreign currency translations	(304,502)
Forward foreign currency exchange contracts	110,453
Net change in unrealized appreciation/(depreciation)	(3,582,930)
NET GAIN (LOSS)	(4,193,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,021,246

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets

FOR THE YEAR ENDED MARCH 31, 2026	FOR THE YEAR ENDED MARCH 31, 2025
OPERATIONS
Net investment income (loss), net of taxes	$67,214,880	$26,355,176
Net realized gain (loss) on investments, foreign currency and forward foreign currency exchange contracts	(610,704)	339,905
Net change in unrealized appreciation/depreciation on investments, foreign currency, forward foreign currency exchange contracts	(3,582,930)	6,841,160
Net increase (decrease) in net assets resulting from operations	63,021,246	33,536,241
DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings:
Class A	(281,685)	(142,173)
Class C	(79,550)	(16,306)
Class I	(72,553,521)	(30,255,094)
Class M	(3,055)	(3,230)
Return of capital:
Class A	(21,185)	—
Class C	(5,982)	—
Class I	(5,456,583)	—
Class M	(230)	—
Total distributions to shareholders	(78,401,791)	(30,416,803)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold:
Class A	5,880,477	629,724
Class C	749,876	621,191
Class I	672,506,560	404,998,065
Reinvestment of distributions:
Class A	42,027	28,175
Class C	48,941	10,891
Class I	18,096,098	7,866,520
Class M	3,285	3,230
Cost of shares repurchased:
Class A	(638,802)	—
Class C	(272)	—
Class I	(143,376,725)	(18,087,321)
Net increase (decrease) in net assets from capital transactions	553,311,465	396,070,475
TOTAL INCREASE (DECREASE) IN NET ASSETS	537,930,920	399,189,913
NET ASSETS
Beginning of period	$530,540,174	$131,350,261
End of period	$1,068,471,094	$530,540,174
CAPITAL SHARE TRANSACTIONS
Shares sold:
Class A	550,882	59,841
Class C	70,455	58,071
Class I	62,987,902	38,095,258
Shares reinvested:
Class A	3,955	2,665
Class C	4,618	1,028
Class I	1,702,515	744,539
Class M	309	306
Shares repurchased:
Class A	(59,711)	—
Class C	(26)	—
Class I	(13,451,390)	(1,697,089)
Net increase (decrease) in capital share transactions	51,809,509	37,264,619

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

FOR THE YEAR ENDED MARCH 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$63,021,246
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(824,930,277)
Sales of long-term portfolio investments	224,817,600
Purchase/Sales of short-term investments—net	(11,984,965)
Payment-in-kind interest added to principal amount of investment	(4,011,657)
Net amortization on investments	(1,200,092)
Net realized gain (loss) from investments in unaffiliated issuers	(1,417,045)
Net realized gain (loss) from foreign currency transactions	1,042,862
Net change in unrealized appreciation/(depreciation) on investments in unaffiliated issuers	7,845,534
Net change in unrealized appreciation/(depreciation) on investments in affiliated issuers	(4,456,653)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	304,502
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(110,453)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends	(2,663,549)
Prepaid tax	(15,000)
Other assets	(11,409)
Increase/(decrease) in liabilities:
Collateral due to broker	720,000
Interest on secured credit facility (Note 2)	305,059
Investment Advisory fees	735,063
Distribution fees (Note 3)	1,824
Current tax liability (Note 2)	14,261
Other accounts payable and accrued liabilities	109,499
Net cash provided by/(used in) operating activities	(551,883,650)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold, net of change in receivable	680,098,382
Distributions paid to shareholders, net of reinvestments	(60,211,440)
Cost of shares repurchased	(144,015,799)
Payments on secured credit facility (see Note 2)	(214,989,937)
Proceeds from secured credit facility (see Note 2)	290,000,000
Net cash provided by/(used in) financing activities	550,881,206
Net increase/(decrease) in cash and foreign currency	(1,002,444)
Effect of foreign exchange rate changes on cash	(110)
Cash and foreign currency at beginning of period	3,910,293
Cash and foreign currency at end of period	$2,907,739
End of period balances
Cash	$2,906,891
Foreign currency, at value (cost $858)	848
Total end of period balances	$2,907,739
Supplemental disclosure of cash flow information
Cash paid for interest on credit facility during the period was $5,966,627.
Cash paid for equalization interest on subsequent close of private investment funds during the period was $1,263,102.
Non-cash financing activities not included herein consist of $18,190,351 of reinvested dividends.
Non-cash financing activities not included herein consist of $4,011,657 of payment-in-kind interest.
Income taxes paid during the period amounted to $125,505

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

		CLASS A
	FOR THE YEAR ENDED MARCH 31, 2026		FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.68	$10.60	$10.00
Income from investment operations:
Net investment income (loss)[1]	0.83	0.89	0.75
Net realized and unrealized gain (loss)	0.01	0.25	0.20
Total from investment operations	0.84	1.14	0.95
Less distributions from:
Net investment income	(0.89)	(1.05)	(0.35)
Net realized gain	(0.03)	(0.01)	(0.00)[2]
Return of capital	(0.07)	—	—
Total distributions	(0.99)	(1.06)	(0.35)
Net asset value, end of period[3]	$10.53	$10.68	$10.60
TOTAL RETURN[3,4]	8.11%	11.39%	9.71%[5]
RATIOS TO AVERAGE NET ASSETS

Ratio of expenses (excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	1.88%	2.14%	2.89%[6]
After fees waived and expenses absorbed	1.75%	1.75%	1.75%[6]

Ratio of expenses (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	2.81%	3.36%	3.48%[6]
After fees waived and expenses absorbed	2.68%	2.97%	2.34%[6]

Ratio of net investment income (loss) (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	7.67%	8.02%	7.75%[6]
After fees waived and expenses absorbed	7.80%	8.41%	8.89%[6]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,806	$1,616	$940
Portfolio turnover rate	26%	54%	17%[5]
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$150,000	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[7]	$8,123	$8,074	$16,453
*
Commencement of operations.
**
As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.
1
Based on average shares outstanding for the period.
2
Amount represents less than $0.01 per share.
3
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per share net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
4
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5
Not annualized.
6
Annualized.
7
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

		CLASS C
	FOR THE YEAR ENDED MARCH 31, 2026		FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.66	$10.58	$10.00
Income from investment operations:
Net investment income (loss)[1]	0.75	0.82	0.68
Net realized and unrealized gain (loss)	(0.00)[2]	0.24	0.21
Total from investment operations	0.75	1.06	0.89
Less distributions from:
Net investment income	(0.82)	(0.97)	(0.31)
Net realized gain	(0.03)	(0.01)	(0.00)[2]
Return of capital	(0.06)	—	—
Total distributions	(0.91)	(0.98)	(0.31)
Net asset value, end of period[3,4]	$10.50	$10.66	$10.58
TOTAL RETURN[3,5]	7.27%	10.40%	9.04%[6]
RATIOS TO AVERAGE NET ASSETS

Ratio of expenses (excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	2.66%	2.88%	3.62%[7]
After fees waived and expenses absorbed	2.50%	2.50%	2.50%[7]

Ratio of expenses (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	3.59%	4.10%	4.21%[7]
After fees waived and expenses absorbed	3.43%	3.72%	3.09%[7]

Ratio of net investment income (loss) (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	6.89%	7.28%	7.02%[7]
After fees waived and expenses absorbed	7.05%	7.66%	8.14%[7]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,440	$663	$33
Portfolio turnover rate	26%	54%	17%[6]
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$150,000	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[8]	$8,123	$8,074	$16,453
*
Commencement of operations.
**
As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.
1
Based on average shares outstanding for the period.
2
Amount represents less than $0.01 per share.
3
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per share net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
4
Redemption price may be reduced by contingent deferred sales charge.
5
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
6
Not annualized.
7
Annualized.
8
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

		CLASS I
	FOR THE YEAR ENDED MARCH 31, 2026		FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.68	$10.60	$10.00
Income from investment operations:
Net investment income (loss)[1]	0.86	0.92	0.77
Net realized and unrealized gain (loss)	0.00 [2]	0.25	0.19
Total from investment operations	0.86	1.17	0.96
Less distributions from:
Net investment income	(0.91)	(1.08)	(0.36)
Net realized gain	(0.03)	(0.01)	(0.00)[2]
Return of capital	(0.07)	—	—
Total distributions	(1.01)	(1.09)	(0.36)
Net asset value, end of period[3]	$10.53	$10.68	$10.60
TOTAL RETURN[3,4]	8.33%	11.71%	9.83%[5]
RATIOS TO AVERAGE NET ASSETS

Ratio of expenses (excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	1.67%	1.97%	2.69%[6]
After fees waived and expenses absorbed	1.50%	1.50%	1.50%[6]

Ratio of expenses (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	2.60%	3.19%	3.27%[6]
After fees waived and expenses absorbed	2.43%	2.72%	2.09%[6]

Ratio of net investment income (loss) (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	7.88%	8.19%	7.96%[6]
After fees waived and expenses absorbed	8.05%	8.66%	9.14%[6]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,060,186	$528,225	$130,342
Portfolio turnover rate	26%	54%	17%[5]
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$150,000	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[7]	$8,123	$8,074	$16,453
*
Commencement of operations.
**
As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.
1
Based on average shares outstanding for the period.
2
Amount represents less than $0.01 per share.
3
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per share net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
4
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5
Not annualized.
6
Annualized.
7
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

		CLASS M
	FOR THE YEAR ENDED MARCH 31, 2026		FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.69	$10.58	$10.00
Income from investment operations:
Net investment income (loss)[1]	0.78	0.84	0.70
Net realized and unrealized gain (loss)	(0.01)	0.27	0.20
Total from investment operations	0.77	1.11	0.90
Less distributions from:
Net investment income	(0.84)	(0.99)	(0.32)
Net realized gain	(0.03)	(0.01)	(0.00)[2]
Return of capital	(0.06)	—	—
Total distributions	(0.93)	(1.00)	(0.32)
Net asset value, end of period[3]	$10.53	$10.69	$10.58
TOTAL RETURN[3,4]	7.45%	10.81%	9.29%[5]
RATIOS TO AVERAGE NET ASSETS

Ratio of expenses (excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	2.30%	2.63%	3.37%[6]
After fees waived and expenses absorbed	2.25%	2.25%	2.25%[6]

Ratio of expenses (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	3.23%	3.85%	3.96%[6]
After fees waived and expenses absorbed	3.18%	3.47%	2.84%[6]

Ratio of net investment income (loss) (including interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses):

Before fees waived and expenses absorbed	7.25%	7.53%	7.27%[6]
After fees waived and expenses absorbed	7.30%	7.91%	8.39%[6]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$39	$36	$33
Portfolio turnover rate	26%	54%	17%[5]
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$150,000	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[7]	$8,123	$8,074	$16,453
*
Commencement of operations.
**
As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.
1
Based on average shares outstanding for the period.
2
Amount represents less than $0.01 per share.
3
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per share net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
4
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5
Not annualized.
6
Annualized.
7
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Note 1 — Organization

Calamos Aksia Alternative Credit and Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 24, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and operates as an interval fund, commencing operations on June 8, 2023. The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and together, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class C (“Class C Shares”), Class I (“Class I Shares”) and Class M (“Class M Shares”). An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different.

The Fund’s investment objectives are to seek attractive risk-adjusted returns and high current income. The Fund seeks to achieve its investment objectives by primarily investing across the private credit asset class (“Private Credit”), with the remainder of the Fund’s assets invested in one or more liquid alternative investment strategies, which seek to outperform cash yields.

Consolidation of Subsidiary

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Each Subsidiary was formed as a Delaware limited liability company or a Cayman exempted limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries as of March 31, 2026 were as follows:

SUBSIDIARY	DATE OF FORMATION	NET ASSETS OF SUBSIDIARY	PERCENTAGE OF FUND’S TOTAL NET ASSETS
Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC (“Sub 1”)	4/19/2024		$—	—%
Calamos Aksia Alternative Credit and Income Fund Sub 2, LLC (“Sub 2”) (Cayman Exempted LLC)	9/9/2024		$3,366,948	0.32%
Calamos Aksia Alternative Credit and Income Fund Sub 3, LLC and Sub 3-A, LLC (“Sub 3” and “Sub 3-A”)*	11/15/2024		$11,147,682	1.04%
Calamos Aksia Alternative Credit and Income Fund Sub 4, LLC and Sub 4-A, LLC (“Sub 4” and “Sub 4-A”)*	3/31/2025		$—	—%
*
Sub 3 and Sub 4 represent pass through entities.

Notes to Consolidated Financial Statements

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund’s net asset value (“NAV”) per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class- specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund’s investment portfolio is valued at least each quarter, in accordance with the Valuation Policies and Valuation Procedures.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

For securities/instruments with significant unobservable fair value inputs, the valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities/instruments are not necessarily an indication of the risks associated with investing in those securities/instruments nor can it be assured that the Fund can realize the fair value assigned to an instrument/security if it were to sell the instrument/security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Advisor about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these instruments/securities existed.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the third-party fund manager. The resulting value may be further adjusted based on the yield of the investment and/or the investment’s correlation with public or private indexes to capture market movement since the reference date.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private markets funds (which may be unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third- party firms.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive. If the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer, for example as a result of the Fund’s next annual audit following such purchase or repurchase, the adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder’s repurchase proceeds in a repurchase offer.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of Paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income and Other Taxes

The Fund has elected to be treated, and intends to continue to qualify, as a Regulated Investment Company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its taxable income and net realized gains (after reduction for any capital loss carryforwards) to Shareholders, and by meeting certain asset diversification and source-of-income requirements with respect to the Private Assets. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of certain uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with ASC Topic 740, Accounting for Uncertainty in

Notes to Consolidated Financial Statements

Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken as of March 31, 2026.

Additionally, Sub 1 is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. Sub 1 recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent Sub 1 has a deferred tax asset, the Adviser considers whether or not a valuation allowance is required.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. Accordingly, the tax components included herein are based on tax attributes as of September 30, 2025.

At September 30, 2025, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$1,213,113,816
Gross unrealized appreciation	$31,153,370
Gross unrealized depreciation	(20,673,966)
Net unrealized appreciation on investments	$10,479,404

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

INCREASE (DECREASE)
PAID IN CAPITAL		ACCUMULATED DISTRIBUTABLE EARNINGS (DEFICIT)
Corporate Blocker Backout	$315,957		$(315,957)
Excise Tax Paid	(26,855)		26,855
$289,102			$(289,102)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total undistributed earnings	—
Other accumulated gains/losses	—
Net unrealized appreciation (depreciation)	9,963,286
Total accumulated distributable earnings (deficit)	$9,963,286

During the tax years ended September 30, 2025 and September 30, 2024 the Fund did not have any capital loss carry forwards.

The tax character of the distributions paid during the fiscal years ended September 30 were as follows:

Distributions paid from:	2025	2024
Ordinary income	$46,228,572	$12,919,000
Long-term capital gain	598,320	—
Return of capital	5,325,968	—
Total distributions paid	$52,152,860	$12,919,000

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the tax years ended September 30, 2025, and September 30, 2024, and for the period from the commencement of the Fund’s operations on June 8, 2023 through September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 14, 2023, the FASB issued ASU 2023‑09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023‑09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has adopted ASU 2023‑09 as of March 31, 2026, with no material impact on the Fund’s financial statements. Management noted that foreign withholding taxes were approximately 0.00% of the Fund’s net assets and therefore, the application of this guidance did not have any material impact on the consolidated financial statements.

Domestic Blocker Income Tax

Sub 1 is taxed as a corporation. The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of the subsidiaries. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Currently the federal income tax rate for a corporation is 21%. As of March 31, 2026, the Fund recorded a net deferred tax liability for the investments of the subsidiaries. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2026 consist of the following:

Current Tax (Expense) Benefit:
Federal	$(60,688)
State	—
Total Current Tax (Expense) Benefit	$(60,688)
Deferred Tax (Expense) Benefit:
Federal	$—
State	—
Total Deferred Tax (Expense) Benefit	$—
Total Income Tax (Expense) Benefit	$(60,688)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax liability:
Net unrealized gain (loss) on investments	$(621)
Net Deferred Tax Asset/(Liability)	$(621)

Notes to Consolidated Financial Statements

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal Income tax expense at statutory rate	$(60,688)
State Income taxes (net of federal benefit)	—
Prior Period Adjustment	—
Net income tax expense	$(60,688)

As it pertains to the subsidiaries, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended September 30, 2025, the subsidiaries did not utilize or defer any net operating losses.

Distributions to Shareholders

Distributions are paid at least monthly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Effective as of August 1, 2024, the Fund’s distribution policy changed to increase the frequency of distributions from quarterly to monthly. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

AMOUNT	PERCENT
Federal Income tax expense at statutory rate	$(61,120)	21.00%
State Income taxes (net of federal benefit)	—	—
Effect of changes in tax laws rates enacted in the current period	—	—
Effect of cross-border tax laws	—	—
Tax credits	—	—
Changes in valuation allowances	—	—
Nontaxable or nondeductible items	—	—
Changes in unrecognized tax benefits (including prior period adjustments)	432	(0.15)%
Net income tax (expense) benefit	$(60,688)	20.85%

The following table summarizes income taxes paid (net of refunds received).

U.S. federal	67,502
U.S. state and local	30,515
Foreign	—
Total Income Tax Paid	98,017

Foreign Currency and Exchange

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors generally intend to hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency, gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Consolidated Schedule of Investments.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Private Investment Funds

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1), 3(c)(5)(C) or 3(c)(7) of the 1940 Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Subsequent closings for closed-end private investment funds afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the general partner to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing. For the fiscal year ended March 31, 2026, the Fund experienced equalization and resulted in the interest expense of $1,263,102, as noted in the Consolidated Statement of Operations and Consolidated Statement of Cash Flows as Equalization Interest on subsequent close of private investment funds.

Notes to Consolidated Financial Statements

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving corporate loans and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statements of Operations. As of March 31, 2026, the Fund received $413,183 in commitment fees. As of March 31, 2026, the Fund had unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount of $85,340,482 and a fair value amount of $(377,603) representing (0.04)% of net assets. The negative fair value is due to the discount received in excess of the principal amount of the unfunded commitment.

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
Accordion Partners LLC	First Lien Delay Draw	$1,482,410		$(8,890)
Accordion Partners LLC	First Lien Revolver	930,197		(7,890)
Allied Power Group LLC	First Lien Delay Draw	2,268,134		(6,880)
Allied Power Group, LLC	First Lien Revolver	380,879		(4,005)
Altissimum	First Lien Delay Draw	642,834		39,676
Ambient Enterprises Holdco LLC	First Lien Revolver	297,872		(6,539)
Argano, LLC	First Lien Delay Draw	10,343,723		(89,235)
Aryeh Bidco Investment LTD.	First Lien Delay Draw	1,396,654		(18,990)
Aryeh Bidco Investment LTD.	First Lien Revolver	1,163,879		(15,825)
Arcmont Asset Management — Software	First Lien Delay Draw	1,629,298		57,007
Associations, Inc.	First Lien Delay Draw	149,329		1,493
Associations, Inc.	First Lien Revolver	230,572		—
Bishop Street Underwriters LLC	First Lien Delay Draw	2,992,500		(7,500)
Blue Bidco Limited	First Lien Revolver	289,343		(10,564)
Badge 21 Midco Holdings LLC	First Lien Delay Draw	2,109,375		(4,459)
Badge 21 Midco Holdings LLC	First Lien Revolver	1,176,293		(12,310)
Best Version Media Acquisition, LLC	First Lien Revolver	714,286		(7,525)
Blue Raven Solutions, LLC	First Lien Revolver	600,000		(12,000)
BNP Associates Buyer, Inc.	First Lien Revolver	445,206		—
CRH Healthcare Purchaser, Inc.	First Lien Delay Draw	3,002,155		(31,781)
CRH Healthcare Purchaser, Inc.	First Lien Revolver	1,206,897		(18,907)

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
Chronicle Parent LLC	First Lien Delay Draw	$1,921,759		$(7,048)
Chronicle Parent LLC	First Lien Revolver	740,741		(2,732)
Comet Bidco Limited	First Lien Revolver	884,814		(9,915)
Cor Leonis Limited	First Lien Revolver	44,700		(234)
Coller Credit Backed Loans & Notes, Ltd	First Lien Delay Draw	833,180		(12,671)
Coller Credit Backed Loans & Notes, Ltd	Subordinated Debt	1,119,630		—
Cornerstone Advisors of Arizona, LLC	First Lien Revolver	555,555		(3,351)
Denali Intermediate Holdings, Inc.	First Lien Revolver	424,172		(5,865)
Delight Bidco SAS	Unitranche Delay Draw	841,548		49,622
DrinkPAK, LLC	First Lien Delay Draw	2,210,625		5,625
ECP GOM III, LLC	First Lien Delay Draw	735,294		30,268
Electro-Methods, L.P.	First Lien Revolver	1,935,000		(16,326)
Envision Management Holding, Inc.	First Lien Delay Draw	453,730		(9,275)
FBLU Mezz II, LLC	First Lien Delay Draw	666,667		(883)
Guava Buyer LLC	First Lien Delay Draw	794,522		(9,533)
Guava Buyer LLC	First Lien Revolver	1,433,121		(31,398)
Gerson Lehrman Group, Inc.	First Lien Revolver	143,819		(71)
HSI Halo Acquisition, Inc.	First Lien Delay Draw	410,780		(2,308)
HSI Halo Acquisition, Inc.	First Lien Revolver	550,459		(5,868)
Hunter Communications & Technologies LLC	First Lien Delay Draw	4,208,360		(21,147)
Hunter Communications & Technologies LLC	First Lien Revolver	983,607		(9,836)
Jeppesen Holding, LLC	First Lien Revolver	714,286		(8,276)
Knpak Intermediate III Limited	First Lien Delay Draw	721,155		49,461
Knpak Intermediate III Limited	First Lien Revolver	135,560		8,211
Kidde-Fenwal, LLC	First Lien Delay Draw	2,694,774		10,088
Knpak Intermediate III Limited	First Lien Delay Draw	139,198		(583)
Knpak Intermediate III Limited	First Lien Revolver	200,750		(2,341)
LHS Borrower, LLC	First Lien Revolver	740,000		(15,009)
Maverick Bidco, Inc.	First Lien Delay Draw	571,961		(4,338)
Maverick Bidco, Inc.	First Lien Revolver	458,716		(4,617)
Medical Device, Inc.	First Lien Revolver	101,010		(1,208)
More Cowbell II LLC	First Lien Delay Draw	70,221		(1,125)
More Cowbell II LLC	First Lien Revolver	145,431		(3,455)
National Resilience, LLC	First Lien Delay Draw	2,772,251		(49,083)
NRO Holdings III Corp.	First Lien Delay Draw	478,594		(9,312)
NRO Holdings III Corp.	First Lien Revolver	428,571		(12,542)
Novel Mezzanine Borrower LLC	Mezzanine Delay Draw	100,000		2,007
OSR Intermediate LLC	First Lien Revolver	1,025,000		(11,172)
PLTFRM Companies, LLC	First Lien Revolver	22,456		(373)
PLTFRM Companies, LLC	First Lien Delay Draw	1,389,965		(9,719)
Par Excellence Holdings, Inc.	First Lien Revolver	937,500		(16,022)
RCP Nats Purchaser, LLC	First Lien Delay Draw	479,793		(2,411)
RCP Nats Purchaser, LLC	First Lien Revolver	843,858		(8,439)
Revelstoke Bidco Limited	First Lien Delay Draw	368,441		4,862
Riptide Parent LLC	First Lien Revolver	408,163		(1,961)
RJW Group Holdings, Inc.	First Lien Delay Draw	1,802,536		(19,974)
RKG Newco, LLC	First Lien Revolver	780,723		(15,614)
Syndigo LLC	First Lien Revolver	1,125,592		(18,296)

Notes to Consolidated Financial Statements

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
Salute Mission Critical LLC	First Lien Revolver	$135,364		$(1,356)
SEG Operations, LLC	First Lien Revolver	891,429		(6,686)
Silk Holdings III LLC	First Lien Revolver	726,823		(7,902)
Surgical Center Solutions, LLC	First Lien Delay Draw	2,472,015		9
Surgical Center Solutions, LLC	First Lien Revolver	1,169,154		(7,303)
Talent Worldwide Inc.	First Lien Revolver	400,000		(6,000)
Titan Group NL B.V.	First Lien Delay Draw	495,948		43,934
Togetherwork Holdings, LLC	First Lien Delay Draw	964,143		(8,743)
Upland Software, Inc.	First Lien Revolver	1,666,667		(22,945)
USIC Holdings, Inc.	First Lien Delay Draw	76,150		1,476
USIC Holdings, Inc.	First Lien Revolver	70,505		—
WMG Bryan Dairy Owner, LLC	First Lien Delay Draw	1,064,806		(2,471)
Zorro Midco 2 Limited	First Lien Delay Draw	207,054		9,695
	Total:	$85,340,482		$(377,603)

Repurchase Offers

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding Shares at NAV on a quarterly basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Borrowing, Use of Leverage

On July 17, 2023, the Fund entered into a senior secured credit facility (the “Secured Credit Facility”) with PNC Capital Markets LLC as a lead arranger, PNC Bank, National Association (“PNC”) as administrative agent and syndication agent and with certain lenders from time to time as parties thereto (the “Lenders”), subsequently amended on July 10, 2024, March 28, 2025, July 11, 2025, September 11, 2025 and April 23, 2026 (the “Amendments”), and as further amended, supplemented or modified from time to time. Effective September 11, 2025, the Fund increased the commitment by $100,000,000 (from $150,000,000 to $250,000,000) in an aggregate principal amount. Effective April 23, 2026, the Fund increased the commitment by $150,000,000 (from $250,000,000 to $400,000,000) in an aggregate principal amount. The amount may be increased from time to time upon mutual agreement by the parties. The Secured Credit Facility matures on April 23, 2029.

As of March 31, 2026, the Fund had an outstanding principal balance under the Secured Credit Facility in the amount of $150,000,000.

For the fiscal year ended March 31, 2026, the average balance outstanding, maximum amount borrowed and weighted average interest rate under the Secured Credit Facility were $86,082,192, $150,000,000 and 6.40%, respectively, for the 365 days the Secured Credit Facility was used. In addition, the interest rate as of March 31, 2026 on the Secured Credit Facility was 1 Month SOFR + 2.25%. For the year ended March 31, 2026, the interest on the Secured Credit Facility was $5,467,469. The Fund pays loan origination fees in connection with securing and renewing the Secured Credit Facility. The loan origination fees are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability. These fees are expensed over the corresponding term of the Secured Credit Facility on a straight line basis and not inclusive of the expense limitation agreement discussed below. For the fiscal year ended March 31, 2026, loan origination fees incurred as a result of the Amendments and increased commitment were $998,150. As of March 31, 2026, unamortized loan origination fees were $97,578.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time, the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Segment Reporting

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker, and for which discrete financial information is available. Consistent with the definition of a chief operating decision maker (“CODM”) provided by Financial Accounting Standards Board (FASB) “Accounting Standards Update (ASU) 2023‑07-Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” the Fund’s CODM consists of the Advisor’s Chief Executive Officer, who also serves as Trustee and Vice President of the Fund. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Fund’s financial statements and financial highlights.

Note 3 — Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement, (the “Investment Advisory Agreement”), by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.25%. In addition, pursuant to the sub-advisory agreement between the Advisor and Aksia (the “Sub-Advisory Agreement”), the Advisor pays Aksia a sub-advisory fee (the “Sub- Advisory Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.625%. The Investment Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee.

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have contractually agreed on a monthly basis, until at least July 31, 2027, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund’s “Specified Expenses” in respect of each class of the Fund where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of (i) the Investment Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub- Advisor), to the extent that such expenses exceed 0.25% of the average daily net assets of such class (the “Expense Limitation”).

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. The Expense Limitation Agreement will remain in effect until at least July 31, 2027, unless and until the Board approves its renewal, modification or termination. The Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. For the year ended March 31, 2026, the Advisor and Sub-Advisor waived their fees and absorbed other expenses totaling $1,405,212. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Advisor and Sub-Advisor, the Advisor and Sub-Advisor may

Notes to Consolidated Financial Statements

recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2026, the amount of these potentially recoverable expenses was $3,420,817. Waived fees and absorbed other expenses subject to potential recovery by month of expiration are as follows:

June 2026 - March 2027	$589,825
April 2027 - March 2028	1,425,780
April 2028 - March 2029	1,405,212
$3,420,817

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and provide ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder service fee.” With respect to Class C Shares, up to 0.25% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee.” With respect to Class M Shares, the entire fee is characterized as a “distribution fee.”

During the reporting period, UMB Fund Services, Inc. (the “Administrator”) served as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

During the reporting period, the UMB Bank, n.a. (the “Custodian”) served as custodian of the Fund’s assets pursuant to a Custody Agreement with the Fund.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of Calamos Advisors LLC. For the year ended March 31, 2026, Calamos Financial Services, LLC received $8,173, $10,060 and $285 for Class A, Class C and Class M, respectively, as reported in the Consolidated Statement of Operations.

During the fiscal year ended March 31, 2026, the Distributor retained no commissions earned on sales of the Fund’s Class A shares.

Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Aksia Hedged Strategies Fund, Calamos Aksia Private Equity and Alternatives Fund, the Fund and other open-end and closed-end funds within the Calamos Family of Funds, are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Note 4 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•
Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•
Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.
•
Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Consolidated Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:

LEVEL 1		LEVEL 2	LEVEL 3		NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Asset Backed Securities	$—	$1,494,862	$3,297,198	$—	$4,792,060
Common Stock	101,499	—	8,702	—	110,201
Corporate Loans	—	86,482,154	853,992,056	—	940,474,210
Exchange Traded Funds	23,300,417	—	—	—	23,300,417
Preferred Stocks	—	—	16,961,197	—	16,961,197
Private Investment Funds	—	—	—	201,977,932	201,977,932
Subordinated Debt	—	—	5,184,958	—	5,184,958
Warrants	—	—	312,956	—	312,956
Short-Term Investments	20,362,986	—	—	—	20,362,986
Total Investments, at fair value	$43,764,902	$87,977,016	$879,757,067	$201,977,932	$1,213,476,917
Assets:
Other Financial Instruments
Forward Contracts	$—	$461,275	$—	$—	$461,275
Total Assets:	$43,764,902	$88,438,291	$879,757,067	$201,977,932	$1,213,938,192
Liabilities:
Other Financial Instruments
Forward Contracts	$—	$9,785	$—	$—	$9,785
Total Liabilities:	$—	$9,785	$—	$—	$9,785

Notes to Consolidated Financial Statements

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2026:

ASSET-BACKED SECURITIES	COMMON STOCK		CORPORATE LOANS		PREFERRED STOCKS	SUBORDINATED DEBT	WARRANTS
Balance as of March 31, 2025	$5,036,909	$—		$476,713,060	$8,320,187	$6,936,889	$367,001
Transfers In	—	—		—	—	—	—
Transfers Out	—	—		(9,950,000)	—	—	—
Purchases	—	—		563,051,757	8,242,210	895,758	—
Sales/Paydowns	(2,076,000)	—		(171,064,114)	(130)	(2,681,961)	—
Realized Gains (Losses)	57,894	—		129,138	3	—	—
Accretion	—	—		1,157,862	—	(983)	—
Change in Unrealized Appreciation (Depreciation)	278,395	8,702		(6,045,647)	398,927	35,255	(54,045)
Balance as of March 31, 2026	$3,297,198	$8,702		$853,992,056	$16,961,197	$5,184,958	$312,956

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2026.

INVESTMENTS	FAIR VALUE	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE OF INPUTS	WEIGHTED AVERAGE*	IMPACT ON VALUATION FROM AN INCREASE IN INPUT
Asset-Backed Securities	$3,297,198	Income Approach	Discount Rate	11.29% to 11.29%	11.29%	Decrease
Common Stocks	8,702	Market Approach	Multiple	5.94x to 5.94x	100.00%	Increase
Corporate Loans	718,642,127	Income Approach	Discount Rate	7.23% to 22.28%	10.29%	Decrease
	124,819,034	Market Approach	Recent Transaction Price	96.500 to 99.500	98.705	Increase
	10,530,895	Recovery Approach	Recoverable Amount	N/A	N/A	Increase
Preferred Stocks	8,961,258	Market Approach	Multiple	1.02x to 8.53x	2.80x	Increase
			Volatility				50.00% to 96.10%	59.28%	Increase
			Risk-Free Interest Rate				3.74% to 3.87%	3.83%	Increase
			Estimated Time to Exit (In years)				1.25 to 3.34	2.77	Increase
	7,999,939	Market Approach	Recent Transaction Price	85.584	100%	Increase
Subordinated Debt	5,184,958	Income Approach	Discount Rate	3.81% to 15.18%	10.60%	Decrease
Warrants	312,956	Market Approach	Multiple	4.98x to 27.93x	14.52x	Increase
			Volatility				32.50% to 117.50%	64.14%	Increase
			Risk-Free Interest Rate				2.49% to 3.87%	3.37%	Increase
			Estimated Time to Exit (In years)				0.75 to 3.58	1.99%	Increase
	$879,757,067
*
The weighted average is calculated based on the fair value at March 31, 2026 for each Investment type and technique.

Note 5 — Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 2.25% of the investor’s gross purchase. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. While Class M Shares are not charged a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c‑3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of tendering shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. The results of the repurchase offers conducted for the fiscal year ended March 31, 2026 are as follows:

REPURCHASE OFFER		REPURCHASE OFFER	REPURCHASE OFFER	REPURCHASE OFFER	TOTAL REPURCHASED
Commencement Date	May 2, 2025		August 1, 2025		October 31, 2025	January 30, 2026
Repurchase Request	June 2, 2025		September 2, 2025		December 1, 2025	March 2, 2026
Repurchase Pricing date	June 2, 2025		September 2, 2025		December 1, 2025	March 2, 2026
Net Asset Value as of Repurchase Pricing Date
Class A	$10.72		$10.71		$10.68	$10.63
Class C	$10.69		$10.68		$10.65	$10.59
Class I	$10.72		$10.71		$10.68	$10.63
Class M	$10.72		$10.72		$10.69	$10.63
Amount Repurchased
Class A	$—		$533,102		$18,912	$86,788	$638,802
Class C	$—		$—		$—	$272	$272
Class I	$13,041,226		$13,407,743		$38,194,779	$78,732,977	$143,376,725
Class M	$—		$—		$—	$—	$—
Total	$13,041,226		$13,940,845		$38,213,691	$78,820,037	$144,015,799
Percentage of Outstanding Shares Repurchased
Class A	0.00%		23.36%		0.53%	1.27%
Class C	0.00%		0.00%		0.00%	0.02%
Class I	2.10%		1.65%		3.98%	7.04%
Class M	0.00%		0.00%		0.00%	0.00%
Total	2.09%		1.70%		3.97%	7.00%

Note 6 — Investment Transactions

For the fiscal year ended March 31, 2026, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $811,833,075 and $228,420,769, respectively.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Notes to Consolidated Financial Statements

Note 8 — Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2026 in order to hedge portfolio currency risk. By entering into forward foreign exchange currency contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract. The Fund may be susceptible to losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected, and is subject to counterparty credit, liquidity, valuation, correlation and leverage risk.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. Forward contracts are not designated as hedging instruments. The fair values of derivative instruments as of March 31, 2026, and the realized and unrealized gain (loss) during the year ended March 31, 2026 by risk category are as follows:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

		ASSET DERIVATIVES	LIABILITY DERIVATIVES
STATEMENT OF ASSET AND LIABILITIES LOCATION	DERIVATIVES INSTRUMENTS	VALUE			VALUE
Net unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$461,275		$9,785
Total		$461,275		$9,785

AMOUNT OF NET REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME

DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$(984,887)

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED IN INCOME

DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$110,453

The quarterly average volumes of derivative instruments as of March 31, 2026 are as follows:

DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts (as represented by market value)	$(72,138,759)

Note 9 — Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

A fund mitigates credit risk with respect to over the counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the fund and each of its counterparties. These agreements allow the fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the fund from its counterparties are not fully collateralized contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of each derivative contract. As of March 31, 2026, the Fund is subject to master netting arrangements for forward foreign currency exchange contracts. The following table shows additional information regarding the offsetting of assets and liabilities, as of March 31, 2026.

UNREALIZED APPRECIATION/DEPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS								GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS AMOUNT	GROSS AMOUNT OFFSETT IN THE STATEMENT OF ASSETS AND LIBILITIES		NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITES		FINANCIAL INSTRUMENTS*		CASH COLLATERAL PLEDGED*	NET AMOUNT
Assets:
State Street			$24,046		$—		$24,046	$(9,785)		$—		$14,261
Bank of New York			170,971		—		170,971	—		—		170,971
Northern Trust			266,258		—		266,258	—		—		266,258
Total Assets		$461,275		$—		$461,275		$(9,785)	$—		$451,490
Liabilities:
State Street			$9,785		$—		$9,785	$(9,785)		$—		$—
Total Liabilities		$9,785		$—		$9,785		$(9,785)	$—		$—
*
Amounts relate to master netting agreements and collateral agreements which have been determined by the Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 10 — Private Investment Funds

The following table represents unfunded commitments and redemption restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026:

SECURITY DESCRIPTION	UNFUNDED COMMITMENTS	REDEMPTION FREQUENCY	REDEMPTION NOTICE PERIOD		COST		FAIR VALUE	ORIGINAL ACQUISITION DATE
ACM ASOF VIII 757 Feeder LLC	$—		Not permitted	N/A		$719,257	$1,301,245	6/24/2024
Arena Secondaries and Liquidity Solutions — Excess Capacity I-C, LP.	298,314		Not permitted	N/A		509,221	1,069,083	12/31/2024
Athora Holding Ltd.	1,432,049		Not permitted	N/A		7,814,368	7,814,368	3/23/2026
Birch Holdings LP	11,387,381		Not permitted	N/A		3,152,775	3,576,623	1/16/2026
BP Holdings Zeta LP	—		Not permitted	N/A		1,875,559	2,261,210	11/30/2023
BPC Opportunities Fund V LP	2,963,236		Not permitted	N/A		7,036,764	8,559,087	3/31/2025
Bridgepoint Credit Opportunities III “A” LP	567,937		Not permitted	N/A		—	909,563	10/31/2023
CCS Co-Investment Vehicle 1 LP Incorporated	1,126,468		Not permitted	N/A		4,112,742	5,449,490	12/18/2024
CCS Co-Investment Vehicle 2 LP Incorporated	1,887,258		Not permitted	N/A		1,482,957	1,971,006	3/26/2024
Cedar Holdings LP	4,111,151		Not permitted	N/A		10,339,358	11,703,987	9/30/2025
CL-EA Co-Investment Opportunities I, L.P.	—		Not permitted	N/A		1,821,303	2,612,894	5/31/2024
Dawson Portfolio Finance 5 LP	304,012		Not permitted	N/A		518,723	647,370	8/25/2023
ICG European Direct Lending X SCSp	3,929,727		Not permitted	N/A		19,219,130	18,551,339	10/31/2025
Landmark Acquisition Fund 57 Wrigley LP	1,352,403		Not permitted	N/A		1,650,510	2,181,893	5/31/2024
Limerick Succession Aggregator LP	46,168		Not permitted	N/A		10,030,697	10,477,454	12/23/2025
Locust Point Senior Mortgage Fund, L.P.	867,164		Not permitted	N/A		5,114,968	6,474,452	9/30/2024
Lyric-Pineapple Feeder LP	—		Not permitted	N/A		15,420,621	17,927,811	12/17/2025
Mavik Real Estate Special Opportunities VS2, LP	6,707,118		Not permitted	N/A		792,882	1,127,686	8/14/2025
Pimlico Partners, L.P.	—		Not permitted	N/A		12,750,000	12,686,392	12/23/2025
RXR Park Row Aksia JV LLC	—		Not permitted	N/A		4,544,461	5,036,584	7/14/2025

Notes to Consolidated Financial Statements

SECURITY DESCRIPTION	UNFUNDED COMMITMENTS	REDEMPTION FREQUENCY	REDEMPTION NOTICE PERIOD		COST		FAIR VALUE	ORIGINAL ACQUISITION DATE
Secfi Matterhorn Fund I, L.P.	$—		Not permitted	N/A		$9,867,035	$11,609,018	1/30/2026
Sima Holdings LP	1,781,072		Not permitted	N/A		6,430,311	7,924,152	11/7/2024
Springcoast Partners I-A, L.P.	9,591,737		Not permitted	N/A		10,409,044	12,336,704	1/23/2026
Stone Point Credit Income Fund	—		Quarterly	N/A		20,000,000	19,920,314	9/24/2025
T. Rowe Price OHA Select Private Credit Fund	—		Quarterly	29 days		10,900,000	10,421,608	3/4/2024
TPG Twin Brook Capital Income Fund	—		Quarterly	28 days		4,900,000	4,815,529	1/23/2024
Treville Capital Solutions Fund LP	—		Not permitted	N/A		8,550,949	12,611,070	5/15/2025
WP Sunnyside Co-Investment, L.P.	7,000,000		Not permitted	N/A		—	—	2/27/2026
	$55,353,195					$179,963,635	$201,977,932

Note 11 — Affiliated Issuers

The table below reflects transactions with entities advised or sponsored by the Sub-Adviser as of March 31, 2026:

NAME OF ISSUER	SHARES/ PRINCIPAL AMOUNT END OF PERIOD	VALUE BEGINNING OF MARCH 31, 2025		ADDITIONS	REDUCTIONS	NET REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE END OF MARCH 31, 2026	DIVIDEND INCOME	INTEREST INCOME
Private Investment Funds
ICG European Direct Lending X SCSp		N/A*	$—		$19,219,130	$—	$—		$(667,791)	$18,551,339	$470,174	$—
Limerick Succession Aggregator LP		N/A*	—		10,030,697	—	—		446,757	10,477,454	—	—
Lyric-Pineapple Feeder LP		N/A*	—		15,420,621	—	—		2,507,190	17,927,811	—	—
RXR Park Row Aksia JV LLC		N/A*	—		4,975,000	(430,539)	—		492,123	5,036,584	—	—
Pimlico Partners, L.P.		N/A*	—		13,000,000	(250,000)	—		(63,608)	12,686,392	—	—
Secfi Matterhorn Fund I, L.P.		N/A*	—		10,000,000	(132,964)	—		1,741,982	11,609,018	—	—
			$—		$72,645,448	$(813,503)	$—		$4,456,653	$76,288,598	$470,174	$—
*
Investment does not issue shares.

Note 12 — Subsequent Events

In preparing these consolidated financial statements for the fiscal year ended March 31, 2026, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that the following subsequent event has occurred:

The Board of Trustees of the Fund has approved the appointment of State Street Bank and Trust Company as the Fund’s administrator and custodian as well as the appointment of U.S. Bancorp Fund Services, LLC as the Fund’s transfer agent. Such appointments took effect on April 13, 2026.

There are no other events which would require additional disclosure or adjustment to the financial statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Calamos Aksia Alternative Credit and Income Fund (the “Fund”) held on February 19, 2026, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) voting separately, reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between Calamos Advisors LLC (the “Advisor”) and the Fund and an investment sub-advisory agreement (“Sub-Advisory Agreement”) among the Advisor, Aksia LLC (the “Sub-Advisor”) and the Fund.

At the Meeting, the Board received and reviewed information provided by the Advisor and the Sub-Advisor in response to requests of the Board, including information furnished by the Advisor and Sub-Advisor in the form of information request response letters pursuant to the requirements of Section 15(c) of the 1940 Act (the “15(c) Responses”). The 15(c) Responses included information related to, among other items: (i) the nature, extent, and quality of the services to be provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Fund, the Advisor, and the Sub-Advisor, both in absolute terms as well as in comparison to the appropriate benchmark(s) and the Fund’s peer group; (iii) the costs of the services provided (including, where appropriate, comparative cost information for other funds and accounts receiving similar services) and the profits to be realized by the Advisor, the Sub-Advisor and their respective affiliates from their relationship with the Fund; (iv) whether the Advisor and/or Sub-Advisor are receiving any “fall-out” benefits as a result of their relationship with the Fund; and (v) the extent to which the Advisor and/or Sub-Advisor are likely to realize economies of scale as the Fund’s assets grow and whether those economies of scale have been shared with the Fund and its shareholders through breakpoints in the fee structure.

The Board also considered the information contained in a third-party comparative expense information report prepared by FUSE Research Network, LLC (“FUSE”), which indicated that the Fund’s expense ratio after waivers was competitive with the peer group determined by FUSE, as well as management’s discussions of performance and profitability of the Fund and the information provided by management throughout the year at prior meetings.

The Independent Trustees met in an Executive Session with counsel to the Fund regarding their consideration of the renewal of the Advisory Agreement and the Sub-Advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Advisory Agreement and Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

In determining whether to approve the Investment Advisory Agreement with the Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent and Quality of the Services to be Provided by the Advisor. The Board considered the responsibilities of the Advisor under the Advisory Agreement, and the services being provided by the Advisor to the Fund, including, without limitation, the management, oversight, operational and governance services that the Advisor and its employees would provide to the Fund, the Advisor’s coordination of services for the Fund by its service providers, its compliance procedures and practices and its efforts to promote the Fund. The Board noted that certain of the Fund’s officers are employees of the Advisor or its affiliates and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Advisor’s 15(c) Response (including descriptions of the Advisor’s investment advisory services) and discussing the Advisor’s services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Advisor were satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Advisor. The Board considered the quality of the services provided and the quality of the Advisor’s resources that were available to the Fund. The Board evaluated the Advisor’s advisory, operational, governance, distribution, legal, compliance and risk management services, among other services, and the experience and professional qualifications of the Advisor’s key personnel and the size and functions of its staff. The Board took account of the fact that the Advisor had over forty years of experience in the asset management industry and was recognized as a world leader in convertible securities and liquid alternatives. After consideration of these factors, the Board determined that it was appropriate for the Advisor to continue managing the Fund.

Performance. The Board considered the investment performance for the Fund over various periods of time as compared to both the relevant benchmark index and the performance of the Fund’s peer group universe. The Board noted that the Fund’s performance was strong on an absolute basis and compared with its benchmark index and peer group universe. The Board concluded that the Advisor and Sub-Advisor were delivering acceptable performance results consistent with the investment strategy being pursued by the Fund.

Trustee Approval of Management Agreement (Unaudited)

The Costs of the Services to be Provided and Profits to be Realized by the Advisor from its Relationship with the Fund. The Board examined and evaluated the fee arrangement between the Advisor and the Fund under the Advisory Agreement. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an Expense Limitation Agreement under which the Advisor and Sub-Advisor had agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. The Board also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name and the interests of the Advisor in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the management fee of the Fund to the management fee of other funds and accounts selected by an independent third-party service provider to have similar investment objectives and strategies to the Fund. The Board noted that the Fund’s expense ratio after waivers is competitive in the peer group universe. Additionally, the Board considered and reviewed information concerning the profits realized by the Advisor from the Advisor’s relationship with the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were appropriate and representative of arm’s-length negotiations.

The Extent to which Economies of Scale would be Realized as the Fund’s Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. It was pointed out that breakpoints are not common among interval funds generally. The Board next considered that the Fund would experience benefits from the capped fees pursuant to the expense limitation agreement. Accordingly, the Board concluded that since the Fund was still relatively new and growing its net assets, there were no economies of scale realized at this time.

Other Benefits to be Derived by the Advisor from its Relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Advisor as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year term.

In deciding on whether to approve the Sub-Advisory Agreement with the Sub-Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services to be Provided by the Sub-Advisor. The Board considered the responsibilities the Sub-Advisor would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Advisor including, without limitation, the investment advisory services, the Sub-Advisor’s compliance procedures and practices and its efforts to promote the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Advisor 15(c) Response (which included descriptions of the Sub-Advisor’s business and the Sub-Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Advisor would be satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Sub-Advisor. The Board evaluated the investment management experience of the Sub-Advisor. The Board also took account of the fact that the Fund will benefit from the scale and resources of the Sub-Advisor and its affiliates. It was noted that the Sub-Advisor is a premier investment research and advisory firm whose clients include large and sophisticated pension funds and other institutional investors. The Board discussed with the Sub-Advisor the investment objective and strategies of the Fund and the Sub-Advisor’s plans for implementing the Fund’s strategies. After consideration of these factors, the Board determined it was appropriate that the Sub-Advisor continue as Sub-Advisor to the Fund.

Performance. The Board considered the investment performance for the Fund over various periods of time as compared to both the relevant benchmark index and the performance of the Fund’s peer group universe. The Board noted that the Fund’s performance was strong on an absolute basis and compared with its benchmark index and peer group universe. The Board

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

concluded that the Advisor and Sub-Advisor were delivering acceptable performance results consistent with the investment strategy being pursued by the Fund.

The Costs of the Services to be Provided and Profits to be Realized by the Sub-Advisor from its Relationship with the Fund. The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. Because the Sub-Advisory Agreement was negotiated at arms-length by the Advisor, which is responsible for payments to the Sub-Advisor thereunder, the Board did not consider the profitability to the Sub-Advisor from its relationship with the Fund. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided under the Sub-Advisory Agreement supported its approval.

The Extent to which Economies of Scale would be Realized as the Fund’s Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, noting that the Advisor is responsible for the payment of sub-advisory fees to the Sub-Advisor. The Board concluded that since the Fund was still relatively new and growing its net assets, there were no economies of scale realized at this time.

Other Benefits to be Derived by the Sub-Advisor from its Relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Advisor as a result of its relationship with the Fund (other than the sub‑advisory fee), including non-quantifiable reputational benefits. The Board concluded that such potential benefits are immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuation of the Sub-Advisory Agreement for an additional one-year term.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Aksia Alternative Credit and Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Calamos Aksia Alternative Credit and Income Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years ended March 31, 2026 and 2025, and for the period from June 8, 2023 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers, participating lenders, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Calamos Advisors LLC since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 28, 2026

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI can be obtained upon request and without charge by writing to the Fund at Calamos Aksia Alternative Credit and Income Fund, c/o 2020 Calamos Court, Naperville, Illinois 60563, Client Services, 4th Floor, or by calling toll-free 1.866.363.9219. Investors may request the SAI by calling 1.866.363.9219 or by visiting www.calamos.com or www.acprivatemarkets.com.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups - Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees(2)
John Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length — Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc. (“CAM”); Calamos Investments LLC, Calamos Advisors LLC, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC ; Director, CAM (since 2016); prior thereto, President and Chief Executive Officer (2010‑2016), Mizuho Securities USA Inc.	75

-CAM (Director)

-National Hellenic Museum (Trustee/Executive Committee Member)

-The Hellenic Initiative (Board Member/Executive Committee Member)

-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)

-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)

-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)

-SEAL Future Foundation (executive advisory board member)

Jim Vos (1962)	Trustee	Indefinite Length — Since Inception	Partner, CEO, Aksia LLC	3	None

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length — Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	3	None
Christopher M. Toub (1959)	Trustee	Indefinite Length — Since September 2025	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)	75	None
John Neal (1950)	Trustee	Indefinite Length — Since Inception	Retired; Private investor	3

-Director, Equity Residential Trust (publicly-owned REIT)

-Director, Creation Investments (private international microfinance company)

-Director, CenTrust Bank (Northbrook, IL community bank)

-formerly, Director Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021)

-formerly, Partner, Linden LLC (health care private equity) (until 2018)

(1)
The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.
(2)
“Interested person,” as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.
(3)
The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Dan Dufresne (1974)	President, Principal Executive Officer	Indefinite Length — Since Inception

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors LLC (“Calamos Advisors”), Calamos Financial Services LLC and Calamos Wealth Management LLC (“CWM”) (since 2021); President, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”) (since 2022); prior thereto Citadel (1999‑2020); Partner (2008‑2020); Managing Director, Global Treasurer (2008‑2020); Global Head of Operations (2011‑2020); Global Head of Counterparty Strategy (2018‑2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015‑2020).

John P. Calamos (1940)	Global CIO	Indefinite Length — Since Inception

Founder, Chairman and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and CWM; Director, CAM; Global Chief Investment Officer, CGAM; previously, Chief Executive Officer, Calamos Financial Services LLC, (“CFS”) and its predecessor; Director, CAM, CILLC, Calamos Advisors, and CWM

Tim Nest (1977)	Vice President	Indefinite Length — Since Inception	Partner, Co-Head of Private Credit, Aksia LLC
Josh Hemley (1986)	Vice President	Indefinite Length — Since Inception	Partner, Co-Head of Private Credit, Aksia LLC
Thomas P. Kiley III (1968)	Vice President	Indefinite Length — Since November 2024

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017‑2024)

Erik Ojala (1975)	Chief Legal Officer, Vice President, Secretary	Indefinite Length — Since 2023

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017‑2023), Secretary (2010‑2023) and Chief Compliance Officer (2022‑2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019‑2023) and Chief Compliance Officer (2022‑2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017‑2023) and Chief Compliance Officer (2017‑2021, 2022‑2023), Harbor Funds Distributors, Inc.; Director (2017‑2023), Assistant Secretary (2014‑2023) and Chief Compliance Officer (2022‑2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021‑2023); and Chief Compliance Officer of Harbor Funds (2017‑2023)

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer, Vice President	Indefinite Length — Since Inception

Executive Vice President (since February 2021) and Chief Financial Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors, and Calamos Wealth Management LLC (since 2016), Chief Financial Officer, CGAM (since July 2022); prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020‑2022), Chief Financial Officer and Treasurer, Harris Associates (2010‑2016)

Walter M. Kelly (1970)	Chief Compliance Officer	Indefinite Length — Since August 2025

Senior Vice President, Chief Compliance Officer — Calamos Funds (since 2025), Co-Chief Compliance Officer — Calamos Advisors; prior thereto, General Counsel, Cedar Pine, LLC (2021‑2025); Chief Compliance Officer SBB Research Group, LLC (2021‑2025); Managing Director Nuveen Investments (since 2017), formerly, Senior Vice President (2008‑2017) and Chief Compliance Officer Nuveen Funds (2006‑2020).

Stephen Atkins (1965)	Treasurer	Indefinite Length — Since Inception

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010‑2018).

(1)
The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Risk Factors

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Principal Investments and Related Risks” in the Fund’s prospectus.

•
Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;
•
Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•
The Fund may invest in private investment funds, which are not registered as investment companies under the 1940 Act. Investments in such private funds, which may include unfunded capital commitments, or amounts that the Fund has committed to invest in a given private fund but which have not yet been called by the general partner of that fund, are subject to certain risks. These include, among others, risks related to indirect fees as well as the valuation and liquidity of the underlying private fund. While investments in private funds may in certain instances be fair valued at NAV as a practical expedient in accordance with GAAP, there is a risk that such investments may sell at a value different from their reported NAV. Additionally, the Fund may be required to liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call in connection with any such investments;
•
The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business, and operations;
•
The Fund is exposed to risks associated with changes in interest rates;
•
The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;
•
Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties;
•
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;
•
The Fund’s investments in certain portfolio companies may be risky. For the Fund’s investments in senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal;
•
The Fund’s investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;
•
Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
•
The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;
•
Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value — changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;
•
There is no assurance that the Fund’s investment objectives will be achieved; and
•
To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

Other Information (Unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

For the tax year ended September 30, 2025, the Fund had 1.88% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the tax year ended September 30, 2025, the Fund had 1.92% of dividends paid from net investment income, designated as qualified dividend income.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

CAPIX can unlock the full spectrum of private credit

Many private credit registered funds have a narrow focus on US direct lending, whereas CAPIX sources investment opportunities across the global private credit universe — providing opportunities for enhanced income and portfolio diversification, as market conditions change.

AKSIA’S SOURCING COVERAGE EXTENDS ACROSS
THE GLOBAL PRIVATE CREDIT UNIVERSE

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866‑363‑9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 866.363.9219, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a‑2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.435.6152

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563‑2787

INVESTMENT SUB-ADVISOR:
Aksia LLC
New York, NY 10022

CUSTODIAN / ADMINISTRATIVE SERVICES:*
State Street Corporation
1776 Heritage Drive, 3rd Floor
North Quincy, MA 02171
888.444.3613

TRANSFER AGENT:*
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202
800.582.6959

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
Philadelphia, PA

LEGAL COUNSEL:
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103

*
Prior to April 13, 2026, UMB Bank, n.a., whose principal place of business was Kansas City, MO 64106, was the Custodian and UMB Fund Services, Inc., whose principal place of business was 235 West Galena Street Milwaukee, WI 53212, was the Transfer Agent and Administrative Services for the Fund.

HOW TO INVEST IN CAPIX

Unlike most private asset funds, Calamos Aksia Alternative Credit and Income Fund does not require investor accreditation or qualification requirements. Investors can easily purchase fund shares on a daily basis.

Contact us to learn more:

866.363.9219

caminfo@calamos.com
www.acprivatemarkets.com/capix

Calamos Financial Services LLC, Distributor
2020 Calamos Court | Naperville, IL 60563‑2787
866.363.9219 | www.calamos.com | caminfo@calamos.com

© 2026 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

© 2026 Aksia LLC. All Rights Reserved. Aksia® is a registered trademark of Aksia LLC.

ACIANR 12055 033126

ITEM 1(b).

Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, and principal accounting officer or controller, or person performing similar functions.

(b)	No response required.

(c)	The Registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d)	The Registrant has not granted a waiver of an implicit waiver from its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: Bjorn Forfang, Christopher M. Toub, and John E. Neal.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Fiscal Years Ended	March 31, 2025	March 31, 2026
Audit Fees(a)	$225,750	$325,750
Audit-Related Fees(b)	$3,000	$982
Tax Fees(c)	$14,500	$15,000
All Other Fees(d)	$-	$-
Total	$243,250	$341,732

(a)	Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)(1)	The Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

(e)(2)	No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	March 31, 2025	March 31, 2026
Registrant	$14,500	$15,000
Investment Adviser	$-	$-

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in the Report to Shareholders in Item 1(a).

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Below is biographical information relating to the Fund’s portfolio managers as of the date of filing of the report:

R. Matthew Freund, Co-CIO, Head of Fixed Income Strategies and Senior Co-Portfolio Manager, CFA, Calamos Advisors LLC. As a Co-Chief Investment Officer, Mr. Freund is responsible for oversight of investment team resources, investment processes, performance and risk. Mr. Freund manages investment team members and has senior portfolio management responsibilities for a variety of fixed income and equity mutual funds and exchange traded funds. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment processes. Mr. Freund joined Calamos in 2016 and has more than 35 years of industry experience. Prior to joining Calamos, he was Chief Investment Officer of USAA Investments, leading the teams responsible for the portfolio management of USAA's mutual funds and affiliated portfolios, including P&C and life insurance products, and overseeing more than $140 billion in assets. During this time, he also served as lead portfolio manager for several highly regarded fixed income mutual funds. Earlier in his career, Mr. Freund served as a senior investment analyst for MetLife in the Capital Markets Group. He received a B.A. in Accounting from Franklin & Marshall College and an M.B.A. from Indiana University.

Joshua Hemley - Partner, Private Credit Josh is a Partner and Co-Head of Private Credit and has over 17 years of experience in alternative investments. He leads the private credit global investment business, overseeing due diligence for direct credit/co-investment, secondary, and select primary fund opportunities. Josh also works with global investors focused on private credit, guiding strategic portfolio construction and management, while offering tailored investment decision advice. Josh serves on several private credit advisory boards.

Additionally, Josh is a key thought leader at Aksia where he directs initiatives across functions, including marketing, structuring, and legal. Prior to his current role, Josh was integral in establishing Aksia’s private credit platform, leading investment efforts in private real estate credit and structured credit. He started his career at Aksia in 2008 and is a member of the Private Credit and Real Estate Co-investment Investment Committees.

Tim Nest, CFA - Partner, Private Credit Tim is a Partner and Co-Head of Private Credit and has over 26 years of experience in alternative investments, with a primary focus on private markets and credit. He oversees the global private credit investment research platform and works with a broad group of global investors focused on the private credit asset class. His team focuses on sourcing, screening, evaluating, and monitoring credit-oriented investments accessed across a variety of structures, including primaries, co-investments/directs, and secondaries. Prior to joining Aksia, Tim helped manage and invest capital for a credit-oriented secondary investment fund manager called Frontier Capital (“Frontier”). Transaction types reviewed and completed included direct loan portfolio purchases, individual credit purchases on a secondary basis, indirect credit portfolio and single name portfolio purchases, fund liquidations/claims, and NAV loans. Prior to that, Tim worked for GSC Group, focusing on two credit-based funds including the firm's distressed corporate credit and structured credit strategies. Notably, Tim helped raise capital for a distressed structured credit vehicle in the wake of the financial crisis. Tim started his career working on various investment banking, financial advisory, and valuation assignments for a range of corporate and PE sponsor clients. Tim graduated from Boston College with a BS in Finance and Information Systems (dual degree). He holds an MBA in Corporate Finance and Law and Business from the Leonard N. Stern School of Business at New York University with specializations in Corporate Finance and Law and Business. He is a CFA charter holder.

Eli Pars, Co-CIO, Co-Head of Alternative Strategies, Co-Head of Convertible Strategies, Senior Co-Portfolio Manager, Calamos Advisors LLC As a Co-Chief Investment Officer, Mr. Pars is responsible for oversight of investment team resources, investment processes, performance and risk. As Co-Head of Alternative Strategies and Co-Head of Convertible Strategies, he manages investment team members and has portfolio management responsibilities for those investment verticals. He is a senior member of the investment team for the Calamos Structured Protection ETFs®. He is a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment processes. Mr. Pars has more than 35 years of experience, including more than 15 at Calamos. Prior to returning to Calamos in 2013, he was a Portfolio Manager at Chicago Fundamental Investment Partners, where he co-managed a convertible arbitrage portfolio. Previously, he held senior roles at Mulligan Partners LLC, Ritchie Capital and SAM Investments/The Hampshire Company. Earlier in his career, Mr. Pars was a Vice President and Assistant Portfolio Manager at Calamos. He received a BA in English Literature from the University of Illinois and an MBA with a specialization in Finance from the University of Chicago Graduate School of Business.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; the total assets of such companies, vehicles and accounts; and the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	NUMBER OF ACCOUNTS	ASSETS OF ACCOUNTS (IN BILLIONS)	NUMBER OF ACCOUNTS SUBJECT TO A PERFORMANCE FEE	ASSETS SUBJECT TO A PERFORMANCE FEE (IN BILLIONS)
R. Matthew Freund
Registered Investment Companies	21	$17.4	0	$0.0
Other Pooled Investment Vehicles	2	$0.8	0	$0.0
Other Accounts	6,993	$6.2	0	$0.0
Joshua Hemley
Registered Investment Companies	2	$1.4	0	$0.0
Other Pooled Investment Vehicles	12	$5.0	6	$2.2
Other Accounts	8	$2.8	2	$1.4
Tim Nest
Registered Investment Companies	2	$1.4	0	$0.0
Other Pooled Investment Vehicles	14	$6.1	6	$2.2
Other Accounts	28	$15.2	2	$1.4
Eli Pars
Registered Investment Companies	57	$34.6	2	$0.4
Other Pooled Investment Vehicles	5	$1.0	0	$0.0
Other Accounts	5,955	$5.1	0	$0.0

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors, Aksia, or any of their affiliates.

The Registrant’s portfolio managers are responsible for managing the Registrant and other accounts, including separate accounts and unregistered funds.

Calamos Advisors’ Conflict Disclosure

The Fund's executive officers and Trustees, and the employees of the Advisor or Sub-Advisor, serve or may serve as officers, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other Calamos- or Aksia-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Advisors or their affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.

The Advisors are entities in which certain of the Fund's Trustees and officers may have indirect ownership and/or economic interests. The Advisor' or the Fund's officers, Trustees, principals or investment personnel may also have ownership interests in Other Investment Vehicles. Certain of the Fund's Trustees and officers also serve as officers or principals of other investment managers affiliated with the Advisors that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund's officers and Trustees serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Advisors and their respective affiliates may face conflicts in the allocation of investment opportunities among the Fund and other accounts advised by or affiliated with the Advisors or in which the officers, principals or investment personnel of the Advisors have economic interests and the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Advisors or their affiliates. However, the Advisors intend to allocate investment opportunities in a fair and equitable manner in accordance with their investment allocation policy, consistent with each Other Investment Vehicle's investment objective and strategies and legal and regulatory requirements.

The results of the Fund's investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Advisor achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund's investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party's interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisors), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisors or other funds managed by the Advisors or their affiliates. The Fund, the Advisor and the Sub-Advisor have received exemptive relief that would permit the Fund and certain co-investment affiliates to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund's ability to participate in a co-investment transaction.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund's creditworthiness.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with their fiduciary obligations.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a.        Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that our aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of Advisory Clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of Discretionary Clients, as well as Non-Discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow on investment. With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of Advisory Clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a Non-Discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b.            Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

Aksia employs a wide range of investment objectives and strategies for its Clients. These differing objectives and strategies raise potential conflicts of interest. For example, Aksia may evaluate the purchase of an investment opportunity for one Client account while simultaneously evaluating the sale of such opportunity for a different Client.

In specific instances, these differing strategies may result in Aksia buying and selling different securities and instruments within an issuer’s capital structure for different Clients. Accordingly, it is possible that one Client may acquire an instrument that is senior in the capital structure of an issuer relative to an instrument for a different Client that is more junior in the capital structure. In certain circumstances, such as if the credit quality of the issuer deteriorates, the Aksia may owe conflicting fiduciary duties to multiple Clients, in that action taken to protect the interest of one set of holders may be detrimental to, or conflict with the interests of, other holders of that issuer’s securities or instruments. When the Aksia causes its Clients to take opposite positions with respect to a particular security or investment, or to invest in securities of an issuer with varying seniority in the issuer’s capital structure, actions taken by the Aksia for one set of Clients may disadvantage other sets of Clients.

c.           Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with, managed or owned by clients of Aksia. Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals.

d.            Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

e.            Gifts and Business Entertainment, Including Co-Hosting Events: In the ordinary course of business, Aksia personnel may receive and provide gifts and business entertainment. Such gifts and entertainment are strictly monitored by Aksia’s compliance team and governed by the respective firm’s Compliance Manual and Code of Ethics. In addition, Aksia hosts investor events and roundtables where investment managers may serve as panelists or co-hosts of such events. Aksia does not receive any compensation for such events and co-sponsored events are disclosed to attendees. Aksia attempts to mitigate any potential conflict arising from any manager recommendation by ensuring that all recommended funds undergo full due diligence prior to recommendation.

(a)(3) Compensation of Portfolio Managers

Aksia's Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Advisor are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager's overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager's and investors' long-term interests.

Calamos' Compensation of Portfolio Managers

Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for the Calamos Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Advisor's strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

(a)(4)	As of March 31, 2026, the end of the Registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Registrant is shown below:

PORTFOLIO MANAGER	AGGREGATE DOLLAR RANGE OF EQUITY NAME SECURITIES IN THE FUND
R. Matthew Freund	$100,001-$500,000
Joshua Hemley	$100,001-$500,000
Tim Nest	$100,001-$500,000
Eli Pars	$100,001-$500,000

(b)            Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)(i)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(ii)	Proxy Voting Policies and Procedures

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Aksia Alternative Credit and Income Fund

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	June 5, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	June 5, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	June 5, 2026